Exhibit 99.1

Consolidated Financial Statements

(Expressed in Canadian dollars)

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to

December 31, 2011

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Cytochroma Canada Inc.:

We have audited the accompanying consolidated balance sheets of Cytochroma Canada Inc. and its subsidiaries (the “Company”) as of December 31, 2011, 2010 and 2009, and the related consolidated statements of operations and deficit, changes in shareholders’ equity (deficiency), and cash flows for the years then ended and for the period from December 13, 1996 to December 31, 2011. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cytochroma Canada Inc. and subsidiaries as of December 31, 2011, 2010, and 2009, and the results of their operations and their cash flows for the years then ended and for the period from December 13, 1996 to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(b) to the consolidated financial statements, Cytochroma Canada Inc. is in the development stage, has not established additional financing or a source of recurring revenue sufficient to cover its operating costs through to commercialization, and has incurred operating losses since inception. Further, as of December 31, 2011, the cash resources of Cytochroma Canada Inc. are not sufficient to meet its planned business objectives and obligations in the foreseeable future. These conditions, along with other matters as set forth in note 2(b), in the consolidated financial statements, indicate the existence of a material uncertainty that casts substantial doubt about Cytochroma Canada Inc.’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KPMG LLP

Chartered Accountants, Licensed Public Accountants

December 20, 2012

Toronto, Canada

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Balance Sheets

(Expressed in Canadian dollars)

December 31, 2011, 2010 and 2009

	2011	2010	2009
Assets

Current assets:
Cash and cash equivalents	$9,976,614	$22,176,780	$28,325,694
Other assets (note 4)	106,231	698,810	651,617
Harmonized sales tax receivable	58,796	186,801	76,631
Investment tax credits receivable (note 13)	1,051,435	2,029,409	3,565,558
Prepaid expenses	133,791	191,037	602,551

	11,326,867	25,282,837	33,222,051
Non-current assets
Restricted cash (note 3)	237,131	250,034	—
Deferred financing costs (note 8)	225,652	342,570	—
Property, plant and equipment, net (note 5)	546,526	1,304,011	1,800,380
Intangible assets (note 6)	388,289	322,117	255,895

	1,397,598	2,218,732	2,056,275

Total assets	$12,724,465	$27,501,569	$35,278,326

Liabilities and Shareholders’ Equity (Deficiency)

Current liabilities:
Accounts payable and accrued liabilities (note 7)	$1,868,146	$2,450,800	$3,151,159
Income taxes payable	395,215	354,365	181,412
Deferred revenue - current	1,455,477	1,455,477	2,703,029
Venture loan payable - current (note 8)	4,520,000	2,210,222	—

	8,238,838	6,470,864	6,035,600

Non-current liabilities
Deferred revenue - long term	5,094,172	6,549,649	6,757,574
Venture loan payable - long term (note 8)	3,474,442	7,702,723	—

	8,568,614	14,252,372	6,757,574

Total liabilities	16,807,452	20,723,236	12,793,174

Shareholders’ equity (deficiency):
Share capital:
Authorized (note 9(a)):
Unlimited Class A preference shares
Unlimited Class B preference shares
Unlimited Class C preference shares
Unlimited common shares
Issued and outstanding (note 9(b)):
2,100,000 Class A preference shares	2,032,864	2,032,864	2,032,864
58,478,942 Class B preference shares	95,896,218	95,896,218	95,896,218
34,119,148 Class C preference shares (2010 - 33,389,221; 2009 - 33,389,221)	43,470,302	42,503,362	42,503,362
1,860,483 common shares (2010 - 1,534,833; 2009 - 1,484,833)	492,685	479,659	477,659
Warrants (note 9(c))	459,628	459,628	399,847
Additional paid-in capital	235,583	235,583	177,421
Deficit accumulated during the development stage	(145,415,676)	(133,775,772)	(118,219,648)

	(2,828,396)	7,831,542	23,267,723
Non-controlling interest (note 10)	(1,254,591)	(1,053,209)	(782,571)

Total shareholders’ equity (deficiency)	(4,082,987)	6,778,333	22,485,152

Going concern (note 2(b))
Commitments (note 17)
Total liabilities and shareholders’ equity (deficiency)	$12,724,465	$27,501,569	$35,278,326

See accompanying notes to consolidated financial statements.

On behalf of the Board:

                                                                                                          Director                                                                                   Director

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Operations and Deficit

(Expressed in Canadian dollars)

	2011	Years ended December 31, 2010	2009	Period from December 13, 1996 (date of inception) to December 31, 2011
Revenue	$1,455,477	$1,455,477	$2,703,029	$11,017,832

Expenses:
Research and development	7,496,331	13,044,688	16,910,403	92,115,373
General and administrative	4,366,379	4,434,836	6,028,806	40,009,003
Amortization of property, plant and equipment and intangible assets	879,192	932,423	752,635	10,199,435
Amortization of deferred financing costs	116,918	29,291	—	421,005
Foreign exchange loss, net	105,251	411,319	1,058,850	1,685,175
Interest expense and bank charges	1,169,828	376,205	49,076	1,958,904
Interest on convertible secured debentures	—	—	—	14,835,573
Forgiveness of promissory note	—	—	—	(781,300)
Interest income	(53,769)	(110,305)	(200,711)	(3,804,929)

	14,080,130	19,118,457	24,599,059	156,638,239

Loss before income taxes	(12,624,653)	(17,662,980)	(21,896,030)	(145,620,407)

Income tax recovery (note 14)	(783,367)	(1,836,218)	(2,223,252)	(11,427,372)

Net loss and comprehensive loss for the period	(11,841,286)	(15,826,762)	(19,672,778)	(134,193,035)

Net loss and comprehensive loss attributable to non-controlling interest (note 10)	(201,382)	(270,638)	(336,405)	(4,310,237)

Net loss and comprehensive loss attributable to Cytochroma Canada Inc. and its subsidiaries	(11,639,904)	(15,556,124)	(19,336,373)	(129,882,798)

Deficit, beginning of period	(133,775,772)	(118,219,648)	(98,883,275)	—

Stock dividend	—	—	—	(15,532,878)

Deficit, end of period	$(145,415,676)	$(133,775,772)	$(118,219,648)	$(145,415,676)

Net loss per basic and diluted share of common stock (note 2(p))	$(1.29)	$(2.16)	$(3.92)

Weighted average number of basic and diluted common shares outstanding	8,991,722	7,209,177	4,931,638

See accompanying notes to consolidated financial statements.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Shareholders’ Equity (Deficiency)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to December 31, 2011

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Additional paid-in capital	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Issuance of 120,000 shares for cash	$—	$—	$—	$120	$—	$—	$—	$—	$120
Loss for the period from inception to December 31, 1997	—	—	—	—	—	—	(136,499)	—	(136,499)

Balance, December 31, 1997	—	—	—	120	—	—	(136,499)	—	(136,379)
Loss for the period	—	—	—	—	—	—	(100,223)	—	(100,223)

Balance, December 31, 1998	—	—	—	120	—	—	(236,722)	—	(236,602)
Issuance of 2,100,000 shares for cash	2,032,864	—	—	—	—	—	—	—	2,032,864
Issuance of 615,000 shares for cash	—	—	—	6	—	—	—	—	6
Issuance of 465,000 shares for cash of $348,881 and certain technology rights valued at $116,119	—	—	—	465,000	—	—	—	—	465,000
Loss for the period	—	—	—	—	—	—	(321,885)	—	(321,885)

Balance, December 31, 1999	2,032,864	—	—	465,126	—	—	(558,607)	—	1,939,383
Issuance of 150,000 shares for cash	—	—	—	1,500	—	—	—	—	1,500
Loss for the period	—	—	—	—	—	—	(241,691)	—	(241,691)

Balance, December 31, 2000	2,032,864	—	—	466,626	—	—	(800,298)	—	1,699,192
Issuance of 6,200,000 shares for cash	—	15,355,606	—	—	—	—	—	—	15,355,606
Loss for the period	—	—	—	—	—	—	(984,110)	—	(984,110)

Balance, December 31, 2001, carried forward	2,032,864	15,355,606	—	466,626	—	—	(1,784,408)	—	16,070,688

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to December 31, 2011

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Additional paid-in capital	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2001, brought forward	2,032,864	15,355,606	—	466,626	—	—	(1,784,408)	—	16,070,688
Issuance of 2,600,000 shares for cash	—	6,457,436	—	—	—	—	—	—	6,457,436
Loss for the period	—	—	—	—	—	—	(2,574,578)	—	(2,574,578)

Balance, December 31, 2002	2,032,864	21,813,042	—	466,626	—	—	(4,358,986)	—	19,953,546
Exercise of 3,833 stock options for cash	—	—	—	3,833	—	—	—	—	3,833
Compensation expense related to stock options	—	—	—	—	—	119,053	—	—	119,053
Loss for the period	—	—	—	—	—	—	(5,202,473)	—	(5,202,473)

Balance, December 31, 2003	2,032,864	21,813,042	—	470,459	—	119,053	(9,561,459)	—	14,873,959
Compensation expense related to stock options	—	—	—	—	—	951,775	—	—	951,775
Loss for the period	—	—	—	—	—	—	(8,071,717)	—	(8,071,717)

Balance, December 31, 2004	2,032,864	21,813,042	—	470,459	—	1,070,828	(17,633,176)	—	7,754,017
Compensation expense related to stock options	—	—	—	—	—	682,122	—	—	682,122
Loss for the period	—	—	—	—	—	—	(7,890,131)	—	(7,890,131)

Balance, December 31, 2005	2,032,864	21,813,042	—	470,459	—	1,752,950	(25,523,307)	—	546,008
Issuance of 320,000 Class B preference share warrants	—	—	—	—	515,206	—	—	—	515,206
Compensation expense related to stock options	—	—	—	—	—	828,668	—	—	828,668
Issuance of equity of subsidiary to non-controlling interests arising out of business combination	—	—	—	—	—	—	—	3,022,500	3,022,500
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(1,010,868)	(1,010,868)
Loss for the period	—	—	—	—	—	—	(14,022,500)	—	(14,022,500)

Balance, December 31, 2006, carried forward	2,032,864	21,813,042	—	470,459	515,206	2,581,618	(39,545,807)	2,011,632	(10,120,986)

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to December 31, 2011

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Additional paid-in capital	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2006 brought forward	2,032,864	21,813,042	—	470,459	515,206	2,581,618	(39,545,807)	2,011,632	(10,120,986)
Issuance of 1,630,762 Class B preference shares warrants	—	—	—	—	2,629,471	—	—	—	2,629,471
Compensation expense related to stock options	—	—	—	—	—	154,916	—	—	154,916
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(1,428,495)	(1,428,495)
Loss for the period	—	—	—	—	—	—	(21,138,557)	—	(21,138,557)

Balance, December 31, 2007	2,032,864	21,813,042	—	470,459	3,144,677	2,736,534	(60,684,364)	583,137	(29,903,651)
Issuance of 2,000,000 Class B preference share warrants	—	—	—	—	2,771,779	—	—	—	2,771,779
Compensation expense related to stock options	—	—	—	—	—	25,883	—	—	25,883
Conversion of 2005, 2006 and 2007 convertible secured debentures to 30,024,064
Class B preference shares	—	49,871,425	—	—	—	—	—	—	49,871,425
Conversion of 2008 convertible secured debentures to 18,715,949 Class C preference shares	—	—	23,319,705	—	—	—	—	—	23,319,705

Balance, December 31, 2007, carried forward	2,032,864	71,684,467	23,319,705	470,459	5,916,456	2,762,417	(60,684,364)	583,137	46,085,141

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to December 31, 2011

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Additional paid-in capital	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2007, brought forward	2,032,864	71,684,467	23,319,705	470,459	5,916,456	2,762,417	(60,684,364)	583,137	46,085,141
Exercise of 3,950,762 share warrants for 3,960,762 Class B preference shares	—	5,916,456	—	—	(5,916,456)	—	—	—	—
Issuance of 14,673,272 Class C preference shares for cash	—	—	19,183,657	—	—	—	—	—	19,183,657
Issuance of 366,832 Class C preference share warrants	—	—	—	—	399,847	—	—	—	399,847
Stock dividend issuance of 15,704,116 Class B preference shares	—	18,295,295	—	—	—	(2,762,417)	(15,532,878)	—	—
Compensation expense related to stock options	—	—	—	—	—	112,852	—	—	112,852
Exercise of 131,000 common share options for cash	—	—	—	7,200	—	—	—	—	7,200
Issuance of equity of subsidiary to non-controlling interests	—	—	—	—	—	—	—	33,147	33,147
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(1,062,450)	(1,062,450)
Loss for the period	—	—	—	—	—	—	(22,666,033)	—	(22,666,033)

Balance, December 31, 2008	2,032,864	95,896,218	42,503,362	477,659	399,847	112,852	(98,883,275)	(446,166)	42,093,361
Compensation expense related to stock options	—	—	—	—	—	64,569	—	—	64,569
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(336,405)	(336,405)
Loss for the period	—	—	—	—	—	—	(19,336,373)	—	(19,336,373)

Balance, December 31, 2009, carried forward	2,032,864	95,896,218	42,503,362	477,659	399,847	177,421	(118,219,648)	(782,571)	22,485,152

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to December 31, 2011

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Additional paid-in capital	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2009, brought forward	2,032,864	95,896,218	42,503,362	477,659	399,847	177,421	(118,219,648)	(782,571)	22,485,152
Compensation expense related to stock options	—	—	—	—	—	58,162	—	—	58,162
Exercise of 50,000 common share options for cash	—	—	—	2,000	—	—	—	—	2,000
Issuance of 364,964 Class C preference share warrants	—	—	—	—	59,781	—	—	—	59,781
Non-controlling interest share of loss for period	—	—	—	—	—	—	—	(270,638)	(270,638)
Loss for the period	—	—	—	—	—	—	(15,556,124)	—	(15,556,124)

Balance, December 31, 2010	2,032,864	95,896,218	42,503,362	479,659	459,628	235,583	(133,775,772)	(1,053,209)	6,778,333
Exercise of 325,650 common share options for cash	—	—	—	13,026	—	—	—	—	13,026
Issuance of 729,927 Class C preference share	—	—	966,940	—	—	—	—	—	966,940
Non-controlling interest share of loss for period	—	—	—	—	—	—	—	(201,382)	(201,382)
Loss for the period	—	—	—	—	—	—	(11,639,904)	—	(11,639,904)

Balance, December 31, 2011	$2,032,864	$95,896,218	$43,470,302	$492,685	$459,628	$235,583	$(145,415,676)	$(1,254,591)	$(4,082,987)

See accompanying notes to consolidated financial statements.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Cash Flows

(Expressed in Canadian dollars)

	2011	Years ended December 31, 2010	2009	Period from December 13, 1996 (date of inception) to December 31, 2011
Cash provided by (used in):

Operating activities:
Net loss	$(11,841,286)	$(15,826,762)	$(19,672,778)	$(134,193,035)
Items not involving cash:
Amortization of property, plant and equipment and intangible assets	879,192	932,423	752,635	10,199,435
Amortization of deferred financing costs	116,918	29,291	—	421,005
Unrealized foreign exchange loss (gain)	(48,020)	341,811	1,154,249	1,173,576
In-process research and development written off	—	—	—	3,171,766
Forgiveness of convertible promissory note	—	—	—	(781,300)
Stock-based compensation	—	58,162	64,569	2,998,000
Interest and accretion	113,965	29,564	—	14,979,102
Change in non-cash operating working capital (note 19(a))	1,214,000	1,262,894	(773,556)	901,727
Change in deferred revenue	(1,455,477)	(1,455,477)	(2,703,029)	6,549,650

	(11,020,708)	(14,628,094)	(21,177,910)	(94,580,074)

Financing activities:
Repayment of obligations under capital leases	—	—	—	(1,743,071)
Repayment of convertible promissory note	—	—	—	(583,694)
Proceeds from issuance of share capital	966,940	—	—	44,746,857
Proceeds from promissory note	—	—	—	708,100
Proceeds (repayments) from venture loan	(2,228,387)	9,822,095	—	7,593,708
Proceeds from warrants issued with venture loan, net of issue costs of $2,263 (2009 - nil)	—	59,781	—	59,781
Proceeds from stock options exercised	13,026	2,000	—	276,059
Proceeds from issuance of convertible secured debentures and warrants	—	—	—	64,580,912

	(1,248,421)	9,883,876	—	115,638,652

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Consolidated Statements of Cash Flows (continued)

(Expressed in Canadian dollars)

	2011	Years ended December 31, 2010	2009	Period from December 13, 1996 (date of inception) to December 31, 2011
Investing activities:
Additions to property, plant and equipment	(61,648)	(337,052)	(1,040,156)	(8,071,614)
Additions to intangible assets	(177,516)	(165,224)	—	(1,935,329)
Proceeds from sale of property, plant and equipment	51,285	—	—	615,764
Increase (decrease) in restricted cash	12,903	(250,034)	—	(237,131)

	(174,976)	(752,310)	(1,040,156)	(9,628,310)

Effects of foreign exchange on cash and cash equivalents	243,939	(652,386)	(1,154,249)	(1,453,654)

Increase (decrease) in cash and cash equivalents	(12,200,166)	(6,148,914)	(23,372,315)	9,976,614

Cash and cash equivalents, beginning of period	22,176,780	28,325,694	51,698,009	—

Cash and cash equivalents, end of period	$9,976,614	$22,176,780	$28,325,694	$9,976,614

See accompanying notes to consolidated financial statements.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

1.	Business description:

Cytochroma Canada Inc. (the “Company”) is incorporated under the Canada Business Corporations Act. The principal business activity is the development and commercialization of innovative proprietary products for therapeutic applications in chronic kidney disease.

The Company has funded research and development activities through issuance of common shares, preference shares, venture loan, debentures and licensing arrangements. The Company is considered to be in the development stage, as defined in Accounting Standards Codification (“ASC”) Subtopic 915-10, Accounting and Reporting by Development Stage Enterprises, and expects to incur additional losses and require additional financial resources to fund its daily operations.

2.	Significant accounting policies:

(a)	Basis of presentation:

The consolidated financial statements have been prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) and are expressed in Canadian dollars.

The consolidated financial statements include the accounts of the Company’s 98.31% owned subsidiary, Cytochroma Holdings ULC, which owns 100% of Cytochroma Inc. and Proventiv Therapeutics, LLC (“Proventiv”). During 2011, Cytochroma Development Inc. (a Barbados corporation) was formed as a wholly owned subsidiary of Cytochroma Inc. (note 11). All intercompany balances and transactions have been eliminated on consolidation.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(b)	Going concern:

The financial statements have been prepared on a going concern basis, which assumes the realization of assets and settlement of liabilities in the normal course of business. There is substantial doubt about the appropriateness of the use of the going concern assumption because the Company is in the development stage, has not established financing or a source of recurring revenue sufficient to cover its operating costs through to commercialization, and has incurred operating losses since inception resulting in an accumulated deficit of $145,415,676 (2010 - $133,775,772; 2009 - $118,219,648). The Company requires additional funds to continue with its planned research and development activities.

Subsequent to the year end, the Company obtained financing from certain of its shareholders (note 21) and is further continuing with ongoing efforts to identify additional financing from private sources as well as from the Canadian and U.S. capital markets. There is no certainty that these efforts will be successful. The terms of the venture loan payable (note 8), which was repaid in July 2012, required that the Company maintain sufficient cash to cover six months of operations. The new venture loan payable (note 21(e)) requires that the Company maintains a minimum cash balance of USD$3,000,000. There can be no assurance that the Company will meet this covenant. If the Company cannot raise sufficient financing in the near future on terms that would be acceptable to it, the Company will have to consider additional strategic alternatives which may include, among other strategies, seeking to out-license certain intangible assets, potential asset divestitures, winding up, dissolution or liquidation of the Company.

The Company has not realized commercial levels of product sales and does not expect to do so in the near future. The Company’s future operations are dependent on its ability to raise sufficient additional financing or licensing arrangements, on the success of its efforts to research and develop one or more of its products and on obtaining necessary regulatory approvals and future product sales.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

The financial statements do not reflect adjustments to carrying values of assets and liabilities that would be necessary if the Company was unable to continue as a going concern. Any such adjustments could be material.

(c)	Cash and cash equivalents:

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents. Cash and cash equivalents include unrestricted cash in the bank less outstanding cheques and interest-bearing deposits.

(d)	Property, plant and equipment:

Property, plant and equipment are stated at cost, net of accumulated amortization. Amortization is provided using the following bases and annual rates:

Asset	Basis	Rate
Office equipment	Declining balance	20%
Research computers	Declining balance	30%
Research equipment	Declining balance	30%
Research and other software	Declining balance	100%
Computer equipment	Declining balance	30%
Leasehold improvements	Straight line	Term of lease

Any unamortized balances of assets that are amortized on a declining balance basis are written off when their net book value is reduced to 20%.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(e)	Intangible assets:

The Company capitalizes external costs, consisting of acquisition costs and professional fees in obtaining rights to licenses, patents, and trademarks.

Amortization is provided using the following bases and annual rates:

Asset	Basis	Rate
Licenses	Straight line	5 - 10 years
Patents	Declining balance	25%
Trademarks	Declining balance	25%

Any unamortized balances of assets that are amortized on a declining balance basis are written off when their net book value is reduced to 20%.

(f)	Long-lived assets:

Long-lived assets, such as property, plant, and equipment, and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(g)	Revenue recognition:

The Company recognizes revenue when:

(i)	Persuasive evidence of an arrangement exists;

(ii)	Delivery has occurred or services have been rendered;

(iii)	The seller’s price to the buyer is fixed or determinable; and

(iv)	Collectability is reasonably assured.

Collaborative research, development and licensing agreements provide for payments to the Company for milestone achievement, licensing and royalties. Revenue recognition for these arrangements is as follows:

(i)	Up-front licensing payments are recognized as revenue on a straight-line basis over the expected term of the Company’s obligation to conduct research and development related to the licensed technology. Changes in the expected term of the Company’s involvement are considered to be a change in an estimate and are reflected prospectively in the period the change occurs.

(ii)	The payments received for milestone achievements are fully recognized when the milestones are achieved and approved by the other contracting party. To date, no milestone payment revenue has been recognized.

(iii)	Royalty payments received based on sales of licensed products as part of the co-marketing agreement with the licensee are recognized as revenue when the Company is notified by the licensee that a sale has occurred. To date, no sales of licensed products have occurred as the products are still in development.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(h)	Foreign currency translation:

Monetary items denominated in foreign currencies are translated into the functional currency (Canadian dollars) of the operation at exchange rates in effect at the consolidated balance sheet dates. The non-monetary items are translated at rates of exchange in effect when the assets were acquired or obligations incurred. Revenue and expenses are translated at rates in effect at the time of transactions. Foreign exchange gains and losses are included in income during the current period.

Foreign operations designated as integrated have monetary assets and liabilities translated at exchange rates prevailing at the balance sheet dates. Non-monetary assets and liabilities are translated at historic rates. Revenue and expenses are translated at exchange rates prevailing on the transaction date. Exchange gains and losses are included in net loss for the period.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(i)	Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The significant areas, which require the use of estimates, include the useful life and recoverability of property, plant and equipment and intangible assets, the expected length of the Company’s involvement in research and development projects, the amounts accrued for investment tax credits (“ITCs”), valuation of warrants, the fair value of stock options granted, for determining the stock-based compensation and valuation of deferred tax assets. The warrants are valued by using the Black-Scholes option-pricing model based on management assumptions with respect to price of underlying security as at valuation date, strike price, risk-free rate, expected dividend yield, volatility and term. The recoverability and useful life of property, plant and equipment and intangible assets are linked to the underlying technology and development plans for the Vitamin D analogs. The expected length of the Company’s involvement in research and development projects is estimated based on product development plans which are updated at least annually and which are prepared with the input of the license partner (notes 18 and 21). The amounts received for investment tax credits are subject to review by tax authorities for the technical and financial aspects of the claims. Computation of the fair value of stock options granted requires management to estimate the life of the options granted, expected dividend yield, risk-free interest rate, volatility of comparable companies and the value of the shares at the grant date. To estimate the value of deferred tax assets management considers projections of estimated deferred taxable income in the period that the deferred tax assets become deductible. If historical experience and other facts used by management to make these estimates do not reasonably reflect future activity, the Company’s consolidated financial statements could be materially impacted.

(j)	Investment tax credits and government grants:

ITCs and government grants are accounted for as a reduction of income tax expense for current expenditure items and a reduction of the related asset for capital expenditure items amortized over the asset’s useful life when the Company has reasonable assurance that credits will be realized.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(k)	Income taxes:

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the deferred tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating losses and tax credits carried forward. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The tax benefits resulting from historical net operating losses (“NOLs”) and deductible temporary differences are recognized in accordance with tax accounting guidance. In assessing the realizability of the related deferred income tax assets (“DTAs”), management considers whether it is more likely than not that some portion or all of the DTAs will be realized within carry forward periods. The ultimate realization of DTAs is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible, in addition to management’s tax planning strategies. Management considers projected taxable income, uncertainties related to the industry in which the Company operates, tax planning strategies, historical taxable income, and a comparison of actual levels of taxable income with pre-tax book income in making this assessment. Valuation allowances are established for DTAs that are not considered more likely than not to be realized.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. The Company recognizes the effect of income tax positions measured at the largest amount that is greater than 50% likely of being realized. The changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The Company records interest related to uncertain tax positions in interest expense and penalties in general and administrative expenses.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(l)	Research and development costs:

Research and development costs are expensed as incurred. Research and development costs comprise costs incurred in performing research and development activities, including salaries, benefits, facilities, research-related overhead, clinical trial costs, contracted services, license fees and other external costs.

In the initial stages of research and development, projects are interrelated and project costs are not separable until the project reaches the clinical stage of development. After they reach the clinical stage of development, the costs of research and development are tracked separately, by project.

(m)	Venture loan payable:

The Company accounts for the venture loan payable at amortized cost.

(n)	Share-based payments:

The Company accounts for employee stock-based compensation arrangements in accordance with the provisions of Financial Accounting Standards Board (“FASB”) ASC Subtopic 718-10, Share-Based Payment (“ASC - Subtopic 718-10”). ASC Subtopic 718-10 requires the recognition of the fair value of stock-based compensation as an expense in the Company’s consolidated statements of operations and deficit. The fair value of stock options granted to employees is determined using the Black-Scholes option-pricing model. As the Company’s common shares are not publicly traded, it uses the volatility of comparable public companies to determine volatility. The Company amortizes the fair values of stock options granted over the vesting period.

Under the provisions of ASC Subtopic 718-10, the Company estimates the value of the awards that will be forfeited in calculating compensation costs.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

Equity instruments issued to non-employees are recorded at their fair value, as determined in accordance with ASC Subtopic 718-10.

(o)	Comprehensive income (loss):

The Company has applied FASB ASC Subtopic 220-10, Reporting Comprehensive Income, which requires that all components of comprehensive income (loss) be reported in the consolidated financial statements in the period in which they are recognized. There have been no other comprehensive income items to date.

(p)	Loss per share:

Basic net loss per share is calculated by dividing net loss by the weighted-average number of shares outstanding for the period, without consideration for potentially dilutive securities. For the periods presented, basic and diluted net loss per common share are identical as potentially dilutive securities from stock options and stock warrants would have an antidilutive effect since the Company incurred a net loss. The number of shares of common stock potentially issuable at December 31, 2011, 2010 and 2009 upon exercise or conversion that were not included in the computations of net loss per share were 1,616,816, 4,395,361 and 7,169,193, respectively.

(q)	Fair value measurement:

The Company, being a non-publicly accountable entity, has elected the option not to disclose fair value of its financial instruments. Pursuant to the provisions of ASC Topic 825, Financial Instruments, the Company qualifies for the optional exemption as it meets all of the following criteria:

(i)	The Company is a non-publicly accountable entity; and

(ii)	The Company’s total assets are less than $100,000,000 on the date of the financial statements.

(iii)	The Company has no instrument that, in whole or in part, is accounted for as a derivative instrument under ASC Topic 815, Derivative and Hedging.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

(r)	Recently issued accounting pronouncements:

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of financial statements to understand the effect of those arrangements on its financial position, and to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under IFRS. The new standards are effective for annual periods beginning January 1, 2013, and interim periods within those annual periods. Retrospective application is required. The Company expects that the adoption of ASU 2011-11 in 2013 will not have a material impact on its consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220) - Presentation of Comprehensive Income. Under this ASU, an entity will have the option to present the components of net income and comprehensive income in either one or two consecutive financial statements. The ASU eliminates the option in U.S. GAAP to present other comprehensive income in the statement of changes in equity. An entity should apply the ASU retrospectively. For a non-public entity, the ASU is effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted. In December 2011, the FASB decided to defer the effective date of those changes in ASU 2011-05 that relate only to the presentation of reclassification adjustments in the statement of income by issuing ASU 2011-12, Comprehensive Income (Topic 220) - Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive income in Accounting Standards Update 2011-05. The Company plans to implement the provisions of ASU 2011-05 by presenting a separate statement of other comprehensive income, if applicable, following the statement of income in 2012.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

2.	Significant accounting policies (continued):

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or U.S. GAAP. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS. A non-public entity is required to apply the ASU prospectively for annual periods beginning after December 15, 2011. The Company expects that the adoption of ASU 2011-04 in 2012 will not have a material impact on its consolidated financial statements.

3.	Restricted cash:

Restricted cash represents cash held by the Company’s bank to secure corporate credit card balances. The Company is not able to withdraw or disburse amounts from this account while such credit card arrangements are in effect.

4.	Other assets:

	2011	2010	2009
Receivable - licensee	$32,382	$571,966	$489,376
Officer loans	—	—	92,256
Accrued investment income	3,089	6,177	4,796
Other	70,760	120,667	65,189

	$106,231	$698,810	$651,617

Receivables from a licensee relate to shared costs of development of CTA018 (note 18).

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

5.	Property, plant and equipment:

December 31, 2011	Cost	Accumulated amortization	Net book value
Office equipment	$342,361	$174,681	$167,680
Research computers	139,171	108,105	31,066
Research equipment	892,387	643,431	248,956
Research and other software	542,344	531,468	10,876
Computer equipment	159,333	112,652	46,681
Leasehold improvements	100,961	59,694	41,267

	$2,176,557	$1,630,031	$546,526

December 31, 2010	Cost	Accumulated amortization	Net book value
Office equipment	$498,480	$230,744	$267,736
Research computers	687,226	452,463	234,763
Research equipment	2,603,582	2,168,569	435,013
Research and other software	608,700	499,269	109,431
Laboratory infrastructure	1,194,058	1,194,058	—
Computer equipment	175,501	106,789	68,712
Leasehold improvements	3,055,616	2,867,260	188,356

	$8,823,163	$7,519,152	$1,304,011

December 31, 2009	Cost	Accumulated amortization	Net book value
Office equipment	$480,556	$181,800	$298,756
Research computers	701,045	365,534	335,511
Research equipment	2,647,230	2,050,741	596,489
Research and other software	389,420	326,415	63,005
Laboratory infrastructure	1,194,058	1,194,058	—
Computer equipment	177,612	105,479	72,133
Leasehold improvements	3,017,232	2,582,746	434,486

	$8,607,153	$6,806,773	$1,800,380

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

5.	Property, plant and equipment (continued):

Cost	2010	Additions	Retirements	2011
Office equipment	$498,480	$1,961	$(158,080)	$342,361
Research computers	687,226	2,800	(550,855)	139,171
Research equipment	2,603,582	3,140	(1,714,335)	892,387
Research and other software	608,700	22,400	(88,756)	542,344
Laboratory infrastructure	1,194,058	—	(1,194,058)	—
Computer equipment	175,501	2,824	(18,992)	159,333
Leasehold improvements	3,055,616	28,522	(2,983,177)	100,961

	$8,823,163	$61,647	$(6,708,253)	$2,176,557

Cost	2009	Additions	Retirements	2010
Office equipment	$480,556	$35,104	$(17,180)	$498,480
Research computers	701,045	—	(13,819)	687,226
Research equipment	2,647,230	21,405	(65,053)	2,603,582
Research and other software	389,420	219,511	(231)	608,700
Laboratory infrastructure	1,194,058	—	—	1,194,058
Computer equipment	177,612	22,648	(24,759)	175,501
Leasehold improvements	3,017,232	38,384	—	3,055,616

	$8,607,153	$337,052	$(121,042)	$8,823,163

Accumulated amortization	2010	Additions	Retirements	2011
Office equipment	$230,744	$47,772	$(103,835)	$174,681
Research computers	452,463	41,877	(386,235)	108,105
Research equipment	2,168,569	118,779	(1,643,917)	643,431
Research and other software	499,269	120,955	(88,756)	531,468
Laboratory infrastructure	1,194,058	—	(1,194,058)	—
Computer equipment	106,789	21,049	(15,186)	112,652
Leasehold improvements	2,867,260	174,209	(2,981,775)	59,694

	$7,519,152	$524,641	$(6,413,762)	$1,630,031

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

5.	Property, plant and equipment (continued):

Accumulated amortization	2009	Additions	Retirements	2010
Office equipment	$181,800	$62,590	$(13,646)	$230,744
Research computers	365,534	100,747	(13,818)	452,463
Research equipment	2,050,741	181,680	(63,852)	2,168,569
Research and other software	326,415	173,085	(231)	499,269
Laboratory infrastructure	1,194,058	—	—	1,194,058
Computer equipment	105,479	23,725	(22,415)	106,789
Leasehold improvements	2,582,746	284,514	—	2,867,260

	$6,806,773	$826,341	$(113,962)	$7,519,152

Included in amortization expense is loss on disposal of $243,207 in 2011 (2010 - $7,080; 2009 - $1,084), mainly related to disposal of equipment with a cost of $6,708,253 when the Company moved its corporate office in July 2011. Fully depreciated assets totalling $5,786,035 were written off in 2011, including lab infrastructure.

6.	Intangible assets:

December 31, 2011	Cost	Accumulated amortization	Net book value
Licences	$260,817	$260,817	$—
Patents	1,159,551	773,814	385,737
Trademarks	27,487	24,935	2,552

	$1,447,855	$1,059,566	$388,289

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

6.	Intangible assets (continued):

December 31, 2010	Cost	Accumulated amortization	Net book value
Licences	$260,817	$249,317	$11,500
Patents	983,501	674,577	308,924
Trademarks	26,021	24,328	1,693

	$1,270,339	$948,222	$322,117

December 31, 2009	Cost	Accumulated amortization	Net book value
Licences	$260,817	$226,317	$34,500
Patents	818,277	599,139	219,138
Trademarks	26,021	23,764	2,257

	$1,105,115	$849,220	$255,895

Amortization recorded on intangible assets for the year amounted to $111,344 (2010 - $99,002; 2009 - $96,798). The amortization expense relates to the following categories: licences $11,500 (2010 - $23,000; 2009 - $23,000), patents $99,237 (2010 - $75,438; 2009 - $73,046) and trademarks $607 (2010 - $564; 2009 - $752).

The estimated amortization expense for the next five fiscal years is as follows:

2012	$104,704
2013	73,145
2014	77,052
2015	49,934
2016	20,863

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

6.	Intangible assets (continued):

Cost	2010	Additions	Retirements	2011
Licences	$260,817	$—	$—	$260,817
Patents	983,501	176,050	—	1,159,551
Trademarks	26,021	1,466	—	27,487

	$1,270,339	$177,516	$—	$1,447,855

Cost	2009	Additions	Retirements	2010
Licences	$260,817	$—	$—	$260,817
Patents	818,277	165,224	—	983,501
Trademarks	26,021	—	—	26,021

	$1,105,115	$165,224	$—	$1,270,339

The carrying amount of intangible assets that are pledged as security for the venture loan is $297,297 (2010 - $228,877;
2009 - nil).

7.	Accounts payable and accrued liabilities:

	2011	2010	2009
Accrued payroll and related benefits	$91,287	$52,047	$788,196
Other accrued expense	742,358	1,247,776	802,280
Accounts payable	1,034,501	1,150,977	1,560,683

	$1,868,146	$2,450,800	$3,151,159

Included in accounts payable and accrued liabilities is accrued interest expense of $73,209 (2010- $90,206; 2009 - nil) (note 8).

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

8.	Venture loan payable:

	2011	2010	2009
Venture loan payable	$7,994,442	$9,912,945	$—
Less current portion	4,520,000	2,210,222	—

	$3,474,442	$7,702,723	$—

On September 24, 2010, Cytochroma Inc. entered into a loan agreement for gross proceeds of $10,256,000 (U.S. $10,000,000) bearing interest at 10.7% per annum. The term of the loan is 36 months with interest-only payments for the first nine months and principal is to be paid in 27 equal monthly payments thereafter. Taking into consideration the remaining term of the debt and the company-specific discount factors, as at December 31, 2011 and 2010, the carrying value of the loan approximates its fair value.

In 2011, the Company has recognized interest expense of $1,128,016 (2010 - $325,033; 2009 - nil). A final payment fee equals to 3% of the original principal is due upon full payment of the outstanding principal. The total financing cost including both the interest amount and the final payment fee has been amortized over the term of the loan using the effective interest rate method. In the event of a prepayment in full, a prepayment premium of 5%, 4%, or 3% of the outstanding principal amount will be applicable if made on or before the first, second, or third anniversary dates of the loan, respectively. The Company has granted security interest in all its property with the exception of intellectual property already subject to prior liens and the intellectual property acquired in the current year (note 11).

The loan agreement provides certain financial and restrictive covenants. The loan agreement requires the Company maintain unrestricted cash balances sufficient to cover six months of cash outlay.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

8.	Venture loan payable (continued):

Scheduled principal payments under the loan agreement are as follows:

	U.S. dollars	Cdn. dollars
2012	$4,444,444	$4,520,000
2013	3,333,334	3,390,000

	$7,777,778	$7,910,000

The exchange rate at December 31, 2011 was Cdn. $1.017 to U.S. $1.

The estimated amortization expense relating to the deferred financial costs over the remaining term of the venture loan is as follows:

2012	$130,690
2013	94,962

$225,652

Subsequent to the year end, the Company repaid the loan in full (see Note 21(d))

9.	Shareholders’ equity (deficiency):

(a)	Authorized:

(i)	Class A, Class B and Class C preference shares:

Each Class A, Class B and Class C preference share is entitled to vote and to discretionary dividends in such amounts and at such times as dividends are declared by the Board of Directors. The holders of the Class A, Class B and Class C preference shares are entitled to such dividend payments equally with the holders of the common shares.

On liquidation, holders of Class C preference shares are entitled to payment of $52,470,956 (2010 - $51,345,956; 2009 - $51,345,956) in aggregate, together with any

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011 declared but unpaid dividends, before any amounts are paid or assets are distributed to the holders of Class B preference shares. Further, on liquidation, following payments to all holders of Class C preference shares, the holders of the Class B preference shares are entitled to receive the aggregate amount paid up, which is deemed to be equal to $80,000,000 plus any declared and unpaid dividends. After payments to the holder of the Class C preference shares and the Class B preference shares, the holders of Class A preference shares are entitled to their paid-up amounts equal to $2,100,000 plus any declared and unpaid dividends and the holders of common shares will be paid their respective paid-up amounts.

After payment of the paid-up amounts, Class C preference shares participate equally with the holders of Class B preference shares, Class A preference shares and common shares, on a share-for-share basis, in the remaining assets of the Company.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

9.	Shareholders’ equity (deficiency) (continued):

Class A, Class B and Class C preference shares are convertible into common shares on a one-for-one basis at the option of the holder and are subject to anti-dilution provisions. The Class A, Class B and Class C preference shares automatically convert to common shares in the event of the occurrence of any of the following events, at not less than specified amounts:

(a)	an initial public offering at a price of not less than $7.50 per share, resulting in gross proceeds of not less than $50,000,000 and listing on a specified exchange;

(b)	sale of all of the issued and outstanding shares for a fair market value of not less than $300,000,000;

(c)	sale of substantially all of the assets where cash proceeds available for distribution, net of taxes payable, are not less than $300,000,000; or

(d)	a combination with another entity, resulting in the shareholders receiving securities listed on a stock exchange and which are valued at not less than $300,000,000 or which has a market capitalization of at least $300,000,000.

(ii)	Common shares:

Holders of common shares are entitled to one vote per share, and to receive dividends and, upon liquidation or dissolution, subject to prior claims of preference shareholders, are entitled to receive all assets available for distribution to common shareholders. The holders have no pre-emptive or other subscription rights and there are no redemption or sinking fund provisions with respect to such shares. Common shares are subordinate to the preference shares with respect to dividend rights and rights upon liquidation, winding up and dissolution of the Company.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

9.	Shareholders’ equity (deficiency) (continued):

(b)	Issued:

	Class A preference shares		Class B preference shares		Class C preference shares		Common shares
	Number	Amount	Number	Amount	Number	Amount	Number	Amount
Balance, December 31, 2009 and 2008	2,100,000	$2,032,864	58,478,942	$95,896,218	33,389,221	$42,503,362	1,484,833	$477,659
Options exercised	—	—	—	—	—	—	50,000	2,000

Balance, December 31, 2010	2,100,000	2,032,864	58,478,942	95,896,218	33,389,221	42,503,362	1,534,833	479,659
Shares issued	—	—	—	—	729,927	1,000,000	—	—
Share issuance costs	—	—	—	—	—	(33,060)	—	—
Options exercised	—	—	—	—	—	—	325,650	13,026

Balance, December 31, 2011	2,100,000	$2,032,864	58,478,942	$95,896,218	34,119,148	$43,470,302	1,860,483	$492,685

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

9.	Shareholders’ equity (deficiency) (continued):

(c)	Share purchase warrants:

	Number of warrants	Amount
Balance, December 31, 2009	366,832	$399,847
Issued with venture loan payable,net of issue costs of $2,263	364,964	59,781

Balance, December 31, 2011 and 2010	731,796	$459,628

Each warrant entitles the holder to purchase Class C preference shares at $1.37 per share. Warrants issued prior to 2010 expire on the earlier of July 30, 2015, or the date five years after the completion of the Company’s initial public offering. In conjunction with the venture loan received in September 2010, the Company issued 364,964 share warrants to the venture loan holders which, if unexercised, will expire on September 24, 2020.

(d)	Stock-based compensation plan:

The Company has an equity stock option plan pursuant to which the Board of Directors may grant options to consultants, officers and employees. Stock options can be granted with an exercise price no less than the stock’s fair market value at the date of grant, as determined by the Board of Directors.

Options granted vest in equal portions on the first, second and third anniversary date of granting and have a maximum term of five years from date of grant.

The fair value of all the options granted in 2011 using the Black-Scholes option-pricing model is nil (2010 - nil; 2009 - nil). The total of nil (2010 - $58,162; 2009 - $64,569) was expensed in the year ended December 31, 2011 for options granted in prior years that vested during the year.

Vested stock options may be exercised at any time prior to their expiry date.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

9.	Shareholders’ equity (deficiency) (continued):

	2011		2010		2009
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price
Balance, beginning of year	9,495,455	$0.04	9,343,205	$0.04	10,376,592	$0.04
Granted	34,500	0.04	994,500	0.04	657,190	0.04
Expired, cancelledor forfeited	(955,750)	—	(792,250)	—	(1,690,577)	—
Exercised	(325,650)	0.04	(50,000)	—	—	—

Balance, end of year	8,248,555	0.04	9,495,455	0.04	9,343,205	0.04

Exercisable, end of year	7,684,299	$0.04	6,520,053	$0.04	4,640,682	$0.04

The weighted average share price at the date of exercise for share options exercised in 2011 was nil (2010 - nil).

During 2011, the Company extended the expiration date of 1,392,665 previously granted options from June 22, 2011 to June 22, 2016. No other option terms were modified.

	2011			2010			2009
Exercise price	Number of options outstanding	Weighted average remaining life (years)	Number of options exercisable	Number of options outstanding	Weighted average remaining life (years)	Number of options exercisable	Number of options outstanding	Weighted average remaining life (years)	Number of options exercisable
$0.04	8,248,555	2.1	7,684,299	9,495,455	2.2	6,520,053	9,343,205	3.1	4,640,682

A summary of the status of the Company’s non-vested options as of December 31, 2011, and changes during the year ended December 31, 2011 is presented below:

Balance, January 1, 2011	2,975,402
Granted	34,500
Vested	(2,169,313)
Forfeited	(276,333)

Balance, December 31, 2011	564,256

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

9.	Shareholders’ equity (deficiency) (continued):

Since the Company’s shares are not publicly traded, expected volatility is estimated based on the average historical volatility of entities with publicly traded shares that are considered to be similar. The significant assumptions used in determining the underlying fair value of the options granted in 2011, 2010 and 2009 at an exercise price of $0.04 per common share were as follows:

	2011	2010	2009
Share price at date of grant	Nil	Nil	Nil
Risk-free interest rate	2.40%	2.54%	2.11%
Estimated volatility	143%	113%	111%
Expected life	5 years	5 years	5 years
Dividends	Nil	Nil	Nil

10.	Non-controlling interest:

At December 31, 2011, 2010, and 2009, non-controlling interest represents 1,657,352 common shares of the subsidiary, Cytochroma Holdings ULC, being 1.69% (2010 and 2009 - 1.71%) of the issued shares that are held outside of the consolidated entity by certain officers of the Company. The change in non-controlling interest is comprised as follows:

	2011	2010	2009
Balance, beginning of year	$1,053,209	$782,571	$446,166
Non-controlling interest in net losses	201,382	270,638	336,405

Balance, end of year	$1,254,591	$1,053,209	$782,571

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

11.	Acquisition of in-process research and development:

In September 2011, the Company acquired certain intangible assets, and related materials representing in-process research and development for $1 plus $220,672 in professional fees incurred as costs of acquisition. These have been expensed as no alternative future use has been determined for the assets acquired. Under terms of the purchase agreement, the Company is to obtain feedback from regulatory agencies within one year immediately following the acquisition and is to accomplish certain development activities and to spend at least U.S. $2,000,000 within one year after receipt of said regulatory feedback. If these requirements are not met, the in-process research and development will revert to the seller.

12.	Research and development:

Included in research and development expenses are the projects that are in the clinical stage of development. These include CTA018 - Injection - Chronic Kidney Disease, CTAP101 - Capsules - Chronic Kidney Disease, and CTAP201 - Injection. The first of these reached the clinical development stage in 2006, the second entered this stage in 2007 and the third entered this stage in 2008. The Company separately tracks research and development project costs relating to programs after they reach the clinical stage of development. Cumulative research and development costs incurred on projects that have reached the clinical stage of development or beyond were as follows:

	2011	2010	2009
CTA018:
Psoriasis	$7,915,747	$7,915,747	$7,915,747
Injection - Chronic Kidney Disease	25,270,665	24,540,127	15,009,087
CTAP101 - Capsules - Chronic Kidney Disease	18,648,348	13,282,899	8,490,777
CTAP201 - Injection - Chronic Kidney Disease	6,153,647	6,153,647	5,810,273

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

13.	Investment tax credits:

The Company claims scientific research and experimental development (“SR&ED”) ITC’s based on management’s interpretation of the provisions of the Income Tax Act (Canada). The claims prepared by management are subject to review by the Canada Revenue Agency and the relevant provincial ministries and, as a result, reported amounts may change if any adjustments are made upon review.

Refundable ITC’s claimed for the year related to SR&ED have been recognized in the financial statements as reduction of income tax expenses of $824,217 (2010 - $2,009,171; 2009 - $2,404,664) with no reduction of capital assets (2010 - $1,818; 2009 - $21,517). The cumulative total recognized but not yet received is reported as investment tax credits receivable in the amount of $1,051,435 (2010 - $2,029,409; 2009 - $3,565,558).

14.	Income taxes:

(a)	Non-capital losses and deferred taxes:

As at December 31, 2011, the Company has the following non-capital income tax losses available to reduce future years’ income for income tax purposes:

2014	$4,362,000
2015	2,435,000
2026	5,415,000
2027	14,065,000
2028	4,938,000
2029	16,971,000
2030	12,153,000
2031	10,782,000

$71,121,000

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

14.	Income taxes (continued):

As at December 31, 2011, the Company has accumulated unclaimed SR&ED expenditures available to reduce future federal taxable income of approximately $34,111,000 (2010 - $32,734,000; 2009 - $28,287,000). These balances may be carried forward indefinitely. In addition, the Company has accumulated non-refundable SR&ED ITCs of approximately $2,665,450 (2010 - $2,584,000; 2009 - $2,250,000), which are available to reduce future income taxes payable. These credits expire between 2020 and 2031.

The income tax effects of temporary differences that give rise to significant future tax assets and liabilities are presented below:

	2011	2010	2009
Deferred income tax assets:
Non-capital losses carried forward	$18,754,000	$16,469,000	$14,026,000
Research and development costs	8,528,000	8,183,000	7,072,000
Property, plant and equipment and other items	5,724,000	5,926,000	6,218,000

	33,006,000	30,578,000	27,316,000
Less valuation allowance	32,871,000	30,286,000	26,999,000

	135,000	292,000	317,000

Deferred income tax liabilities:
Refundable tax credits	(135,000)	(292,000)	(317,000)

Net deferred income tax asset	$—	$—	$—

In assessing the recoverability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets may not be realized. The ultimate recovery is dependent on the generation of future taxable income within the periods those temporary differences become deductible. Due to this uncertainty, management has provided a full valuation allowance against these income tax assets.

The Company has accrued $40,850 (2010 - $172,953; 2009 - $181,412) of income tax expense as reserves under FASB Interpretation Number 48.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

14.	Income taxes (continued):

As at December 31, 2011, the Company has the following non-capital income tax losses available in its U.S. subsidiary which can be used to reduce taxable income in the current and future years:

2027	$360,000
2028	2,109,000
2031	44,000

$2,513,000

(b)	Tax rate reconciliation:

Income tax recovery attributable to loss from operations was $ 783,367, $1,836,218 and $2,223,252 for the years ended December 31, 2011, 2010 and 2009, respectively, and differed from the amounts computed by applying the income tax rate of approximately 28.25% (2010 - 31.00%; 2009 - 33.00%) to pre-tax loss for the year as a result of the following:

	2011	2010	2009
Loss before income taxes	$(12,624,653)	$(17,662,980)	$(21,896,030)

Expected income tax recovery	$(3,566,465)	$(5,473,758)	$(7,225,691)
Refundable investment tax credits claimed in the year	(824,217)	(2,009,171)	(2,404,664)
Income tax on investment tax credits recognized for accounting	206,054	502,293	601,166
Foreign exchange translation of foreign subsidiary	7,749	(40,159)	30,433
Other	272,816	264,079	48,845
Accrued tax reserve	40,850	172,953	181,412
Rate differences	492,427	1,020,452	1,706,293
Enacted rate changes	—	—	2,861,954
Losses expired in the year	—	439,601	—
Change in valuation allowance	2,587,419	3,287,492	1,977,000

	$(783,367)	$(1,836,218)	$(2,223,252)

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

14.	Income taxes (continued):

The change in the applicable tax rate is caused by a decrease in federal and provincial taxes.

15.	Related party transactions:

During 2011, the Company incurred $124,126 (2010 - $13,113; 2009 - $17,698) in consulting fees to certain shareholders of the Company. At December 31, 2011, the balance outstanding was $15,343 (2010 - nil; 2009 - nil) and is included in accounts payable and accrued liabilities. These transactions are measured at the exchange amount, being the cash consideration paid or agreed to by the related parties.

Transaction with key management personnel:

Key management personnel compensation comprises:

	2011	2010	2009
Short-term employee benefits	$1,173,816	$1,184,609	$1,885,234
Termination payments	—	107,286	325,318

	$1,173,816	$1,291,895	$2,210,552

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

16.	Financial instruments:

Financial instruments consist of cash and cash equivalents, other assets, accounts payable and accrued liabilities and the venture loan payable.

(a)	Credit risk:

Financial instruments that subject the Company to credit risk consist primarily of cash and cash equivalents. The Company holds its cash and cash equivalents in accredited financial institutions, investing from time to time in interest-bearing instruments for short-term periods and as such has minimal exposure to interest rate risks. The carrying amount of financial assets as mentioned in the consolidated financial statements represents the maximum credit exposure.

(b)	Currency risk:

Research expense that is denominated in U.S. dollars has resulted in foreign currency risk due to fluctuations in the value of the Canadian dollar relative to the U.S. dollar.

Fluctuations in the foreign exchange rate may cause unanticipated fluctuations in the Company’s cash flows. The Company assumes the risk of foreign exchange gains and losses, which are included in the determination of loss for the period. The Company does not enter into forward contacts in foreign currency; however, it does maintain a U.S. dollar bank account to provide funds for U.S.-denominated purchases. The U.S. dollar bank balance at December 31, 2011 was $5,609,979 (U.S. $5,516,203) (2010 - $15,099,850 (U.S. $15,181,832); 2009 - $14,320,242 (U.S. $13,625,349)). Accounts payable denominated in U.S. dollars at December 31, 2011 was $756,513 (U.S. $743,867) (2010 - $778,777 (U.S. $783,006); 2009 - $1,182,008 (U.S. $1,124,651)). See note 8 for venture loans payable denominated in U.S. dollars.

The Company is exposed to currency risk from its cash and liabilities that are denominated in U.S. dollars. The currency risk is primarily attributable to cash balances held at the year-end net of the venture loan payable and accounts payable denominated in U.S. dollars. The Company is exposed to approximately $31,400 (2010 - $44,100; 2009 - $131,000) for every percentage change in exchange rate between the Canadian dollar and the U.S. dollar.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

16.	Financial instruments (continued):

(c)	Liquidity risk:

The Company has one financed liability with contractual maturities; venture loan payable. Refer to note 8 for liquidity risk.

(d)	Interest rate risk:

The Company does not have an interest rate risk as the interest on the venture loan payable is fixed at 10.7% per annum.

17.	Commitments:

The Company is party to various licensing arrangements which requires it to pay royalties on related sales from products or sublicensing and annual maintenance fees. Royalties from product revenue range up to 15% of the related net revenue. Royalties from sublicensing revenue range up to 30% of related net revenue.

The Company is required to pay up to $5,250,000 to a licensor if the Company earns certain milestone payments and 15% on any other milestone payments received from the licensee as per the out-licensing agreement (note 18). As a result of this agreement, the Company paid $2,250,000 through to December 31, 2008 in sublicense fees to the licensor, which was recorded in research and development expenses in the consolidated statements of operations. No amounts were payable for the period from 2009 to 2011 inclusive.

Under the terms of the asset acquisition agreement entered in 2011 (note 11), the Company is required to pay to the seller royalties of 8% to 12% of net revenue from commercial sale of the product. The Company is also required to make milestone payments of up to $22,000,000. No amounts were payable as at December 31, 2011.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

17.	Commitments (continued):

Contractual commitments are as follows:

	2012	2013	2014
Contract research services	$688,298	$—	$—
Annual operating lease payments for office premises	414,204	229,839	73,755

	$1,102,502	$229,839	$73,755

The above amounts include U.S. $675,282 in research-related contracts, and U.S. $207,786 and U.S. $53,727 for office lease payments in 2012 and 2013, respectively. The Company has no asset retirement obligations.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

18.	Out-licensing agreement:

Pursuant to a combined licensing and share purchase agreement, the Company granted to a licensee an exclusive sublicense in certain territories for the development and commercialization of certain technologies related to CTA018 compound under development in exchange for an up-front license fee milestone and royalty payments. The costs to develop and to commercialize CTA018 are shared jointly by both the Company and the licensee. During 2011, the Company has recorded $199,797 (2010 - $3,447,091; 2009 - $2,536,193) of reimbursements from the licensee related to these shared costs, which are reflected as a reduction of the related costs.

The value of the sublicense, recorded at $13,515,147, was reflected as deferred revenue at the time the arrangement was entered into and was being recognized as revenue over a 60-month period, being the expected term of the Company’s development obligations under the agreement. Due to delays in the development timeline in part due to the U.S. Food and Drug Administration partial clinical hold on CTA018, the expected term of the Company’s obligations under the agreement was extended in 2010 by 30 months to a total of 90 months. Following the extension in the estimated term of the Company’s development obligations, the remaining deferred revenue related to the license fee is being recognized on a straight-line basis over the extended term. This change in estimate in 2010 has been accounted for prospectively over the remaining period. During 2011, the Company recognized $1,455,477 (2010 - $1,455,477; 2009 - $2,703,029) of revenue related to this arrangement.

The agreement also entitles the Company to receive aggregate milestone payments of up to $70,000,000 upon the achievement of specific development milestones and achievement of certain sales levels. The Company is also entitled to certain royalties on licensed product sales. No milestone amounts or sales of licensed products have occurred to date.

Subsequent to the year end, the licensee terminated the licensing agreement related to CTA018 (see note 21(c)).

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

19.	Consolidated statements of cash flows:

(a)	Change in non-cash operating working capital:

	2011	Years ended December 31, 2010	2009	Period from December 13, 1996 (date of inception) to December 31, 2011
Other assets	$592,579	$(47,193)	$(250,186)	$(106,231)
Harmonized sales tax receivable	128,005	(110,170)	(97)	(58,796)
Investment tax credits receivable	977,974	1,536,149	(1,191,898)	(1,051,435)
Prepaid expenses	57,246	411,514	(25,359)	(133,791)
Accounts payable and accrued liabilities	(582,654)	(700,359)	512,572	1,856,765
Income taxes payable	40,850	172,953	181,412	395,215

	$1,214,000	$1,262,894	$(773,556)	$901,727

(b)	Supplemental cash flow information and non-cash transactions:

	2011	Years ended December 31, 2010	2009	Period from December 13, 1996 (date of inception) to December 31, 2011
Supplemental cash flow information:
Interest paid	$1,033,579	$205,470	$—	$1,502,503
Interest received	56,796	108,924	269,635	2,972,379
Supplemental disclosure of non-cash transactions:
Acquired in-process research and development satisfied by shares	—	—	—	3,171,766
Property, plant and equipment acquired by means of capital lease	—	—	—	1,743,071

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

20.	Capital management:

The Board’s policy is to maintain a strong capital base to sustain future development of the business. Capital consists of common shares, class A, B, and C preferred shares, warrants, deficit, additional paid-in capital, and non-controlling interest. As the Company is in the development stage, the Board of Directors focuses on the management of cash resources in order to maintain sufficient liquidity to carry out the research and development activities and be in compliance with cash covenants attached to the venture loan payable at all times.

21.	Subsequent events:

The Company has evaluated subsequent events from the balance sheet dates through December 20, 2012, the date at which the consolidated financial statements are available to be issued and identified the following that are required to be disclosed:

(a)	On January 31, 2012, the Company entered into a financing arrangement with certain shareholders to provide gross proceeds of a maximum of $7,500,000 in three equal tranches of convertible notes (“Convertible Note Financing”) to a maximum of $2,500,000 in each tranche. The participation of the note holders in the convertible note financing is determined relative to the proportion of each of their pro-rata preference share holdings (“pro-rata portion”). Gross proceeds from the three tranches of the Convertible Note Financing were $5,823,390, and were received on various dates between January 31 and March 29, 2012.

The notes bear interest at 12% per annum compounded quarterly. The notes mature on the earlier of certain specified events including, among others, default under the convertible note agreement or other lending agreement, or any adverse change to the financial condition or prospects of the Company as approved by a majority of the note holders or, on January 31, 2015.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

21.	Subsequent events (continued):

In accordance with the agreement, attached to the convertible note are two types of warrants, namely new money D warrants and old money D warrants that are convertible to class D preferred shares. The warrants were issued as follows:

(i)	New Money D Warrants:

In each of the tranches, note holders that purchased convertible notes equalling at least the full pro-rata portion of their existing shareholding based on a maximum of $2,500,000 per tranche, received Class D preference share equal to the quotient of the amount invested by the note holders and $0.95, being the original issue price of Class D preference share in accordance with the agreement. Those that purchased at least twice their full pro-rata portion in each tranche received Class D preference share warrants equal to 2.5 times the same quotient referred to above. 9,226,584 New Money D Warrants were issued in aggregate.

(ii)	Old Money D Warrants:

At the closing of the last tranche of the financing, each note holder that purchased convertible notes equalling their full pro-rata portion of their existing shareholdings in each of the tranches received additional warrants (“Old Money D Warrants”) to purchase Class D preference shares. The number of warrants issued equal to the total number of Class A, Class B, and Class C preferred shares held on the closing of the last tranche. Noteholders who purchased convertible notes equalling at least 50% of their pro-rata portion of their existing shareholdings in each of the tranches received warrants equal to 50% of the total number of Class A, Class B and Class C preferred shares held on the closing of the last tranche. A cumulative total of 55,200,231 Class D preference share warrants were issued at the closing of the last tranche on March 28, 2012.

Both the “New money” and the “Old money” warrants are exercisable at $0.01 per share for every Class D preference share purchased.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

21.	Subsequent events (continued):

Any note holder may elect to convert the sum of the principal plus accrued and unpaid interest of the note divided by $0.95 into Class D preference shares. The convertible notes will automatically convert to Class D preference shares in the event of the occurrence of any of the following events:

Upon completion of a Strategic Transaction, the principal plus accrued but unpaid interest will automatically convert into Class D preference shares at a conversion price per share equal to 75% of the lesser of the valuation attributed to the Company in connection with the Strategic Transaction and $93,000,000.

A Strategic Transaction can be any of the following:

(i)	a merger, amalgamation, or other reorganization of the Company with or into another entity, or the acquisition of shares of the Corporation, involving greater than 25% of the shares of the Corporation calculated on a fully-diluted basis, excluding a reverse takeover;

(ii)	the sale of all or substantially all of the assets of the Company;

(iii)	the disposition by sale, assignment or license of all or substantially all of the Company’s intellectual property; or

(iv)	the disposition by sale, assignment or license of any of the Company’s intellectual property in connection with a strategic investment that attributes a valuation of the Company that is greater than $93,000,000.

Upon completion of a Qualified Financing, the principal plus accrued but unpaid interest will automatically convert into the shares issued in such financing at a conversion price equal to:

(i)	if such shares are a new class of preferred shares, the lesser of the price per share equal to 75% of the price paid for such new class of shares, and the price of such new class of shares based on a valuation of the Company of $93,000,000;

(ii)	if such financing is in connection with a reverse takeover or an initial public offering, the lesser of 75% of the price per common share pursuant to such financing; and the price of the common shares based on a pre-money valuation of the Company of $93,000,000.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

21.	Subsequent events (continued):

A qualified financing is defined as any equity financing of the Company subsequent to this transaction by new investors yielding minimum gross proceeds of $20,000,000, not including the conversion of the notes, of which the terms and conditions are approved by the preferred shareholders of the Company.

The convertible note financing, together with the attached warrants will be reflected as proceeds from financing in 2012. The proceeds will be allocated to the notes and warrants on a relative fair value basis. Costs of issuance will be deferred and recognized on an amortized cost basis. $189,692 of issuance costs were incurred relating to the convertible note financing.

(b)	On February 13, 2012, the Company was authorized by its shareholders to issue an unlimited number of a new class of equity, Class D preference shares that were incorporated in Amended Articles dated July 31, 2012. Each Class D preference share is entitled to vote and shall be entitled to receive dividends at the rate of 8% per annum in priority to holders of all other share classes. On liquidation, holders of Class D preference shares will be entitled to payment of $1.90 per share plus all declared and unpaid dividends. No Class D preference shares have been issued as of the date these statements were made available for issue.

(c)	In March 2012, the licensee referred to in the out-licensing agreement (note 18) presented to the Company a notice of termination related to the sublicensing arrangement and subsequently the agreement was terminated on May 31, 2012. As this was a condition that arose subsequent to the year ended December 31, 2011, the license revenue and deferred revenue recognition have not been accelerated in 2011 to reflect the effects of termination on the expected period of collaboration. The remaining deferred revenue of $6,549,649 will be fully recognized as license revenue over the reduced term of the collaboration period and the cost sharing arrangement will cease.

(d)	On July 31, 2012, the Company repaid the existing venture loan in full comprising principal of $5,200,222 (USD $5,185,185) plus unpaid interest of $48,025 (USD $47,886). Per the terms of the agreement, the final payment fee of 3% of the original principal equal to $300,870 (USD$300,000) plus the applicable prepayment premium of 4% of the outstanding principal equal to $208,009 (USD$207,407) and legal fees relating to the loan payout of $10,453 (USD $10,423) were paid for a total payout of $5,767,579 (USD $5,750,902). All security interests related to the loan held by the lenders were released and discharged on that date.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

(e)	On July 31, 2012, the Company entered into a new venture loan arrangement consisting of a term loan and a non-revolving facility. The term loan was for gross proceeds of $6,017,400 (USD $6,000,000) bearing interest at the U.S. Prime Reference Rate plus 3% per annum equivalent to 6.25% at July 31, 2012. The term of the loan is 30 months with interest-only payments for the first 6 months with the principal repaid in 24 equal monthly payments denominated in U.S. dollars. In conjunction with the loan, the Company issued 252,632 Class D preference share warrants to the lender at an exercise price of $0.95 per share.

A portion of the term loan proceeds representing the fair value of the warrants will be recorded, net of issue costs, as shareholders’ equity.

Costs incurred that were directly attributable to the issuance of the term loan were $80,169. These are to be deferred and will be amortized over the term of the term loan using the effective interest method.

Advances from the non-revolving facility can reach up to a maximum of $10,029,000 (USD. $10,000,000) reduced by the amounts of the following, if not received : 1) an executed landlord waiver, and; 2) an additional minimum contribution of $5,000,000 either from the second tranche of the Subordinate Note financing or from investors acceptable to the lender. The maximum amount of the non-revolving facility available to the Company at July 31, 2012 was $3,974,722 (USD$3,963,229). Amounts borrowed from the non-revolving facility bear interest at the U.S. Prime Reference Rate plus2% per annum equivalent to 5.25% at July 31, 2012 and mature on January 31, 2015. Amounts borrowed from the non-revolving facility may be repaid at any time prior to the maturity date without penalty. No amounts have been borrowed from the non-revolving facility to date.

Certain conditions were required to be met prior to or at execution of the new venture loan arrangement which include, among others, the following:

•	Repayment of the existing venture loan;

•

Receipt from a certain shareholder of the Company of a guarantee for the Company’s obligations under the new venture loan arrangement up to a maximum aggregate amount of USD $10,000,000 plus any accrued and unpaid interest of up to USD$50,000;

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

•	Receipt of proceeds of not less than USD$4,800,000 from the first tranche of the Subordinated Note Financing (see Note 21(f))

•

Receipt of subordination agreements from both holders of the convertible notes discussed in Note 21(a) and holders of the notes discussed in Note 21(f) that subordinate their security to the venture lender.

The Company has granted the venture lender security interest in all its intellectual property and tangible property, and amounts receivable.

The loan agreement provides for certain and restrictive covenants. The loan agreement requires the Company to:

•	Maintain a minimum cash balance of USD $3,000,000;

•	Receive at least USD$5,0000,000 from investors acceptable to the lender prior to or on March 31, 2013;

•	Receive at least an additional USD$2,500,000 from investors acceptable to the lender between March 29, 2013 and prior to October 30, 2013.

(f)	Concurrent with the new venture loan arrangement discussed in Note 21 (e), on July 31, 2012 the Company entered into a financing arrangement with certain shareholders to provide gross proceeds of a maximum of $15,000,000 secured subordinated notes (“Subordinated Note Financing”) in up to three closings. Gross proceeds of $5,000,000 were received on July 31, 2012 from the first tranche of the Subordinated Note Financing.

The notes bear interest at 20% per annum compounded annually. The notes mature on the earlier of certain specified events including, among others, default under the subordinated note agreement or other lending agreement, or any adverse change to the financial condition or prospects of the Company as approved by 66.67% of the note holders or, on January 31, 2015.

Each note holder received warrants to purchase Class D preference shares equal to 2.5 times the principal amount of the note purchased at such closing for an aggregate price of $0.001. In addition, a certain note holder that provided the guarantee to the venture lender discussed in Note 21(e) received 15,075,000 warrants to purchase Class D preference shares (equivalent to 1.5 times the USD $10,050,000 guaranteed) in consideration for the same. Based on the above, 27,575,000 class D share warrants were issued in aggregate on July 31, 2012.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

The subordinated note financing, together with the attached warrants will be reflected as proceeds from financing in 2012. The proceeds will be allocated to the notes and warrants on a relative fair value basis. Costs of issuance will be deferred and recognized on an amortized cost basis. $164,146 of issuance costs was incurred relating to the subordinated note financing.

Certain conditions were required to be met prior to or at execution of the subordinated note financing which include, among others, the following:

•	Repayment of the existing venture loan;

•

Receipt from a certain shareholder of the Company a guarantee for the Company’s obligations under the venture loan arrangement up to a maximum aggregate amount of USD $10,000,000 plus any accrued and unpaid interest of up to U.S. $50,000;

•	Receipt of a new venture loan facility for at least USD$10,000,000 and not more than USD$16,500,000 with the venture lender discussed in Note 21(e) on terms satisfactory to certain shareholders.

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards:

These consolidated financial statements have been prepared in accordance with U.S. GAAP which, as applied by the Company, differs in certain significant respects from International Financial Reporting Standards (“IFRS”).

The following reconciliations from U.S. GAAP to IFRS have been prepared in accordance with IFRS in effect at December 31, 2011. In this regard, the Company reconciled its U.S. GAAP financial statements to IFRS as if it had transitioned to IFRS as at January 1, 2009, using the transitional provisions in IFRS 1, First-time Adoption of International Financial Reporting Standards (“IFRS 1”).

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

An explanation of how the transition from U.S. GAAP to IFRS affects the Company’s financial position, financial performance and cash flows as at and for the periods ended December 31, 2009, 2010 and 2011 is as follows:

(a)	Optional exemptions:

In preparing the reconciliation from U.S. GAAP to IFRS, the Company has elected the following optional exemptions that are available to a first-time adopter of IFRS.

(i)	Share-based payment transactions:

IFRS 1 allows an entity to elect to be exempt from retrospectively applying the requirements of IFRS 2, Share Based Payments (“IFRS 2”) for awards that are vested or settled prior to the transition date. The Company has elected this exemption and has applied IFRS 2 to only those awards that were not vested or settled at the date of transition.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

(ii)	Compound financial instruments:

There is a requirement under IAS 32, Financial Instruments - Presentation, that an entity split a compound financial instrument at inception into separate liability and equity components. IFRS 1 provides an optional exemption whereby a first-time adopter need not separate these two portions if the liability component is no longer outstanding at the date of transition to IFRS. The Company has elected to apply this exemption.

(iii)	Cumulative translation differences:

IFRS 1 provides first-time adopters an optional exemption to deem cumulative translation differences to be nil at the date of transition and reclassify any such amounts at that date to retained earnings. The Company has elected this exemption and recognized the cumulative effect of the change in the functional currency of its Proventiv subsidiary in retained earnings at the date of transition.

(b)	Mandatory exceptions:

In general, a company is required to determine its IFRS accounting policies and to apply these retrospectively in order to determine its balance sheet under IFRS at the date of transition. IFRS 1 prohibits retrospective application of some aspects of other IFRS standards and interpretations. Since the general principle of IFRS 1 is retrospective application, the areas in which retrospective application is prohibited are referred to as mandatory exceptions. The exceptions applicable to the Company are as follows:

(i)	Non-controlling interests:

An entity must apply the requirements of IAS 27, Consolidated and Separate Financial Statements which relate to non-controlling interests prospectively from the transition date.

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Consolidated Financial Statements (continued)

(Expressed in Canadian dollars)

Years ended December 31, 2011, 2010 and 2009 and

period from December 13, 1996 (date of inception) to December 31, 2011

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

(ii)	Estimates:

Estimates previously determined under U.S. GAAP cannot be revised due to the application of IFRS except where necessary to reflect differences in accounting policies.

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

(c)	Reconciliations to IFRS:

Reconciliation of shareholders’ equity (deficiency) at December 31, 2011, December 31, 2010 and December 31, 2009 as reported under U.S. GAAP to IFRS:

		December 31, 2011			December 31, 2010			December 31, 2009
	Note	U.S. GAAP	Effect of application to IFRS	IFRS	U.S. GAAP	Effect of application to IFRS	IFRS	U.S. GAAP	Effect of application to IFRS	IFRS
Assets

Current assets:
Cash and cash equivalents		$9,976,614	$—	$9,976,614	$22,176,780	$—	$22,176,780	$28,325,694	$—	$28,325,694
Other assets		106,231	—	106,231	698,810	—	698,810	651,617	—	651,617
Harmonized sales tax receivable		58,796	—	58,796	186,801	—	186,801	76,631	—	76,631
Investment tax credits receivable		1,051,435	—	1,051,435	2,029,409	—	2,029,409	3,565,558	—	3,565,558
Prepaid expenses		133,791	—	133,791	191,037	—	191,037	602,551	—	602,551

		11,326,867	—	11,326,867	25,282,837	—	25,282,837	33,222,051	—	33,222,051

Non-current assets:
Restricted cash		237,131	—	237,131	250,034	—	250,034	—	—	—
Deferred financing costs	(ii)	225,652	(225,652)	—	342,570	(342,570)	—	—	—	—
Property, plant and equipment	(iv)	546,526	(2,903)	543,623	1,304,011	(5,426)	1,298,585	1,800,380	3,030	1,803,410
Intangible assets	(i), (iv)	388,289	193,061	581,350	322,117	(35)	322,082	255,895	(18)	255,877

		1,397,598	(35,494)	1,362,104	2,218,732	(348,031)	1,870,701	2,056,275	3,012	2,059,287

Total assets		$12,724,465	$(35,494)	$12,688,971	$27,501,569	$(348,031)	$27,153,538	$35,278,326	$3,012	$35,281,338

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

		December 31, 2011			December 31, 2010			December 31, 2009
	Note	U.S. GAAP	Effect of application to IFRS	IFRS	U.S. GAAP	Effect of application to IFRS	IFRS	U.S. GAAP	Effect of application to IFRS	IFRS
Liabilities and Shareholders’ Equity (Deficiency)

Current liabilities:
Accounts payable and accrued liabilities		$1,868,146	$—	$1,868,146	$2,450,800	$—	$2,450,800	$3,151,159	$—	$3,151,159
Income taxes payable		395,215	—	395,215	354,365	—	354,365	181,412	—	181,412
Deferred revenue - current		1,455,477	—	1,455,477	1,455,477	—	1,455,477	2,703,029	—	2,703,029
Venture loan payable - current		4,520,000	—	4,520,000	2,210,222	—	2,210,222	—	—	—

		8,238,838	—	8,238,838	6,470,864	—	6,470,864	6,035,600	—	6,035,600

Non-current liabilities:
Deferred revenue		5,094,172	—	5,094,172	6,549,649	—	6,549,649	6,757,574	—	6,757,574
Venture loan payable	(ii)	3,474,442	(225,652)	3,248,790	7,702,723	(342,570)	7,360,153	—	—	—

		8,568,614	(225,652)	8,342,962	14,252,372	(342,570)	13,909,802	6,757,574	—	6,757,574

Total liabilities		16,807,452	(225,652)	16,581,800	20,723,236	(342,570)	20,380,666	12,793,174	—	12,793,174

Shareholders’ equity (deficiency):
Share capital		141,892,069	—	141,892,069	140,912,103	—	140,912,103	140,910,103	—	140,910,103
Warrants		459,628	—	459,628	459,628	—	459,628	399,847	—	399,847
Additional paid-in capital	(iii)	235,583	(15,917)	219,666	235,583	(15,917)	219,666	177,421	22,858	200,279
Accumulated other comprehensive income	(iv)	—	(2,931)	(2,931)	—	(5,461)	(5,461)	—	3,012	3,012
Accumulated deficit		(145,415,676)	204,835	(145,210,841)	(133,775,772)	15,009	(133,760,763)	(118,219,648)	(23,103)	(118,242,751)

Total Cytochroma Canada Inc. shareholder’s equity (deficiency)		(2,828,396)	185,987	(2,642,409)	7,831,542	(6,369)	7,825,173	23,267,723	2,767	23,270,490
Non-controlling interest		(1,254,591)	4,171	(1,250,420)	(1,053,209)	908	(1,052,301)	(782,571)	245	(782,326)

Total shareholders’ equity (deficiency)		(4,082,987)	190,158	(3,892,829)	6,778,333	(5,461)	6,772,872	22,485,152	3,012	22,488,164

Total liabilities and shareholders’ equity (deficiency)		$12,724,465	$(35,494)	$12,688,971	$27,501,569	$(348,031)	$27,153,538	$35,278,326	$3,012	$35,281,338

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

Reconciliation of comprehensive loss as reported under U.S. GAAP to IFRS:

Year ended December 31		2011			2010			2009
	Note	U.S. GAAP	Effect of application to IFRS	IFRS	U.S. GAAP	Effect of application to IFRS	IFRS	U.S. GAAP	Effect of application to IFRS	IFRS
Research and licensing revenue		$1,455,477	$—	$1,455,477	$1,455,477	$—	$1,455,477	$2,703,029	$—	$2,703,029

Expenses:
Research and development	(i) (v)	7,496,331	(841,806)	6,654,525	13,044,688	(2,009,171)	11,035,517	16,910,403	(2,404,664)	14,505,739
General and administrative	(iii) (i)	4,366,379	(203,084)	4,163,295	4,434,836	(38,775)	4,396,061	6,028,806	(14,303)	6,014,503
Amortization of property, plant and equipment and intangible assets	(i)	879,192	27,584	906,776	932,423	—	932,423	752,635	—	752,635
Amortization of deferred financing costs	(ii)	116,918	(116,918)	—	29,291	(29,291)	—	—	—	—
Foreign exchange loss (net)		105,251	—	105,251	411,319	—	411,319	1,058,850	—	1,058,850
Interest expense and bank charges		1,169,828	116,918	1,286,746	376,205	29,291	405,496	49,076	—	49,076
Interest income		(53,769)	—	(53,769)	(110,305)	—	(110,305)	(200,711)	—	(200,711)

		14,080,130	(1,017,306)	13,062,824	19,118,457	(2,047,946)	17,070,511	24,599,059	(2,418,967)	22,180,092

Loss before income taxes		(12,624,653)	1,017,306	(11,607,347)	(17,662,980)	2,047,946	(15,615,034)	(21,896,030)	2,418,967	(19,477,063)
Income tax expense (recovery)	(v)	(783,367)	824,217	40,850	(1,836,218)	2,009,171	172,953	(2,223,252)	2,404,664	181,412

Net loss		(11,841,286)	193,089	(11,648,197)	(15,826,762)	38,775	(15,787,987)	(19,672,778)	14,303	(19,658,475)
Net loss attributable to non-controlling interest		201,382	(3,263)	198,119	270,638	(663)	269,975	336,405	(245)	336,160

Loss for the year attributable to Cytochroma Canada Inc.		(11,639,904)	189,826	(11,450,078)	(15,556,124)	38,112	(15,518,012)	(19,336,373)	14,058	(19,322,315)
Other comprehensive income:
Currency translation adjustment		—	(2,931)	(2,931)	—	(5,461)	(5,461)	—	3,012	3,012

Comprehensive gain (loss)		(11,639,904)	186,895	(11,453,009)	(15,556,124)	32,651	(15,523,473)	(19,336,373)	17,070	(19,319,303)

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

Changes to the cash flows were not material as a result of the conversion to IFRS.

(i)	Acquisition of in-process research and development:

Unlike U.S. GAAP, as discussed in note 11, IFRS requires acquired in-process research and development to be to be recognized as an intangible asset. Under IFRS when in-process research and development is acquired as part of a group of assets, the cost of the group of assets is allocated to the individual identifiable assets on the basis of their relative fair values at the date of purchase. In this regard, the $220,673 acquisition costs incurred in 2011 ($203,084 in general and administration plus $17,589 in research and development) were recognized as intangible assets (patents and trademarks). The fair value allocated to the materials acquired was nil.

These acquired patents and trademarks were considered available for use after the acquisition and based on the assessment of their remaining useful life, amortization expense of $27,584 was recognized in 2011 based on a 25% declining balance basis.

(ii)	Venture loan payable:

Unlike U.S. GAAP, IFRS requires that the liability component of a compound financial instrument is initially measured at fair value, and the equity component is assigned the residual amount after deducting from the fair value of the instrument as a whole the amount separately determined for the liability component. Furthermore, IFRS requires the costs relating to the issuance of a financial instrument to be included in the initial carrying amount of the instrument.

The carrying amount as of December 31, 2011 and 2010 approximates the fair value at those dates (note 8). For IFRS purposes, the initial $371,861 of transaction costs relating to the issuance of the venture loan have been reclassified from deferred financing costs and are included in the carrying amount of the liability ($225,652 - December 31, 2011; $342,570 - December 31, 2010); the related amortization of these transaction costs have been reclassified to interest expense as a result.

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

(iii)	Share-based payment:

When a share-based payment award vests in instalments over the vesting period IFRS requires each instalment to be accounted for as a separate arrangement. Under U.S. GAAP, the Company treated awards subject to graded vesting as a single arrangement and determined the fair value using the average life of the instruments. This difference resulted in an increase in additional paid in capital of $37,161 and a decrease in retained earnings of $37,161 as at the transition date, with no impact on total equity. In 2009 and 2010 the difference resulted in a decrease in additional paid-in capital and a decrease in share based compensation expense of $14,303 and 38,775 respectively. In 2011 there is no difference between the IFRS and US GAAP financial statements as the options issued as well as those that vested in the year had fair values of nil.

(iv)	Change in subsidiary’s functional currency:

Under U.S. GAAP, the functional currency of the Company and each of its subsidiaries is considered to be the Canadian dollar.

IFRS is similar to U.S. GAAP in that it requires the determination of an entity’s functional currency. However, the indicators used to determine the functional currency under IFRS differ in some respects from U.S. GAAP.

Under IFRS, the Company concluded that the functional currency for all of its subsidiaries is the Canadian dollar except for its U.S. subsidiary, Proventiv, whose functional currency was concluded to be the U.S. dollar under IFRS. Accordingly, the historical cost basis for certain non-monetary items on Proventiv’s balance sheet have been adjusted, namely Property, plant and equipment (2011 - ($2,903); 2010 - ($5,426); 2009 - $3,030) and Intangible assets (2011 - ($28); 2010 - ($35); 2009 - ($18)). The cumulative effect of translation differences arising prior to the date of transition was recognized in retained earnings. The effect of translation differences for the years 2009 to 2011 is reflected in accumulated other comprehensive income.

22.	Significant differences between U.S. GAAP and International Financial Reporting Standards (continued):

(v)	Investment tax credits:

Under U.S. GAAP investment tax credits that are not recognized as a reduction of the cost of a capital asset are recognized as a reduction of income tax expenses. Under IFRS, the Company has recognized these investment tax credits as a reduction of research and development expenses. This difference has been reflected in the reconciliation of comprehensive loss as an increase to income tax expense and a corresponding reduction of research and development expenses of $824,217 (2010 - $2,009,171; 2009 - $2,404,664).

(d)	Additional disclosures:

Income taxes:

Current tax expense	2011	2010	2009
Tax recognized in profit or loss:
Current year tax expense	$40,850	$172,953	$181,412

Total tax expense	$40,850	$172,953	$181,412

Reconciliation of effective tax rate:

	2011		2010		2009
Loss before income taxes	$(11,607,347)	100.0%	$(15,615,034)	100.0%	$(19,477,063)	100.0%

Accrued tax reserve	$40,850	(0.4%)	$172,953	(1.1%)	$181,412	(0.9%)
Expected income tax recovery	(3,279,076)	28.3%	(4,839,099)	31.0%	(6,427,432)	33.0%
Foreign exchange translation of foreign subsidiary	7,749	(0.1%)	(40,159)	0.3%	30,433	(0.2%)
Rate differences	465,640	(4.0%)	900,101	(5.8%)	1,509,200	(7.7%)
Enacted rate changes	—	—	—	—	2,861,954	(14.7%)
Losses expired in the year	—	—	439,601	(2.8%)	—	—
Unrecognized income tax losses	2,532,873	(21.8%)	3,287,492	(21.1%)	1,977,000	(10.2%)
Other	272,814	(2.4%)	252,064	(1.6%)	48,845	(0.2%)

	$40,850	(0.4%)	$172,953	(1.1%)	$181,412	(0.9%)

Condensed Consolidated Interim Financial Statements

(Expressed in Canadian dollars)

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Nine months ended September 30, 2012 and 2011

(Unaudited)

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Balance Sheets

(Expressed in Canadian dollars)

(Unaudited)

	September 30, 2012	December 31, 2011
Assets

Current assets:
Cash and cash equivalents	$8,652,955	$9,976,614
Other assets	18,107	106,231
Harmonized sales tax receivable	87,218	58,796
Investment tax credits receivable (note 10)	1,412,849	1,051,435
Prepaid expenses	113,608	133,791

	10,284,737	11,326,867

Non-current assets
Restricted cash	235,440	237,131
Deferred financing costs	1,538,862	225,652
Property, plant and equipment, net	478,787	546,526
Intangible assets	410,201	388,289

	2,663,290	1,397,598

	$12,948,027	$12,724,465

Liabilities and Shareholders’ Equity (Deficiency)

Current liabilities:
Accounts payable and accrued liabilities (note 3)	$1,726,640	$1,868,146
Income taxes payable	395,215	395,215
Deferred revenue – current (note 14)	—	1,455,477
Venture loan payable - current (note 6)	1,966,400	4,520,000

	4,088,255	8,238,838

Non-current liabilities
Deferred revenue - long term (note 14)	—	5,094,172
Venture loan payable - long term (note 6)	3,871,155	3,474,442
Convertible notes (note 4)	1,243,642	—
Subordinated notes (note 5)	3,313,452	—

	8,428,249	8,568,614

	12,516,504	16,807,452

Shareholders’ equity (deficiency):
Share capital:
Authorized (note 7(a)):
Unlimited Class A preference shares
Unlimited Class B preference shares
Unlimited Class C preference shares
Unlimited common shares
Issued and outstanding (note 7(b)):
2,100,000 Class A preference shares	2,032,864	2,032,864
58,478,942 Class B preference shares	95,896,218	95,896,218
34,119,148 Class C preference shares (2011 - 34,119,148)	43,470,302	43,470,302
3,617,835 common shares (2011 - 1,860,483)	496,685	492,685
Warrants (note 7(c))	8,883,019	459,628
Additional paid-in capital	235,583	235,583
Deficit accumulated during the development stage	(150,583,148)	(145,415,676)

	431,523	(2,828,396)
Non-controlling interest (note 8)	—	(1,254,591)

	431,523	(4,082,987)

Going concern (note 2(b))
Commitments (note 13)
	$12,948,027	$12,724,465

See accompanying notes to condensed consolidated interim financial statements.

On behalf of the Board:

Director	Director

1

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Operations and Deficit

(Expressed in Canadian dollars)

(Unaudited)

	Nine months ended September 30,		Period from December 13, 1996 (date of inception) to September 30,
	2012	2011	2012
Research and licensing revenue (note 14)	$6,549,649	$1,091,608	$17,567,481

Operating expenses:
Research and development	6,526,189	5,760,955	104,750,507
Less reimbursement from strategic partner	(49,161)	(166,285)	(6,158,106)

	6,477,028	5,594,670	98,592,401
General and administrative	2,549,885	3,406,211	42,558,888
Amortization and depreciation	209,164	640,099	10,408,599
Amortization of deferred financing costs	295,737	86,242	716,742
Interest income	(46,976)	(38,077)	(3,851,905)
Interest and bank charges	921,850	907,571	2,880,754
Interest on convertible note sand subordinated notes	916,217	—	15,751,790
Forgiveness of promissory note	—	—	(781,300)
Foreign exchange loss (gain)	(133,218)	177,365	1,551,957

	11,189,687	10,774,081	167,827,926

Loss before income taxes	(4,640,038)	(9,682,473)	(150,260,445)

Income tax recovery	(727,157)	(643,638)	(12,154,529)

Loss for the period and comprehensive loss	(3,912,881)	(9,038,835)	(138,105,916)

Loss for the period and comprehensive loss attributable to non-controlling interest (note 8)	(10,195)	(153,920)	(4,320,432)

Loss for the period and comprehensive loss attributable to Cytochroma Canada Inc. and its subsidiaries	(3,902,686)	(8,884,915)	(133,785,484)

Deficit, beginning of period	(145,415,676)	(133,775,772)	—

Adjustment to deficit from elimination of non-controlling interest	(1,264,786)	—	(1,264,786)

Stock dividend	—	—	(15,532,878)

Deficit, end of period	$(150,583,148)	$(142,660,687)	$(150,583,148)

See accompanying notes to condensed consolidated interim financial statements.

2

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Shareholders’ Equity (Deficiency)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to September 30, 2012

(Unaudited)

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Contributed surplus	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Issuance of 120,000 shares for cash	$—	$—	$—	$120	$—	$—	$—	$—	$120
Loss for the period from inception to December 31, 1997	—	—	—	—	—	—	(136,499)	—	(136,499)

Balance, December 31, 1997	—	—	—	120	—	—	(136,499)	—	(136,379)
Loss for the period	—	—	—	—	—	—	(100,223)	—	(100,223)

Balance, December 31, 1998	—	—	—	120	—	—	(236,722)	—	(236,602)
Issuance of 2,100,000 shares for cash	2,032,864	—	—	—	—	—	—	—	2,032,864
Issuance of 615,000 shares for cash	—	—	—	6	—	—	—	—	6
Issuance of 465,000 shares for cash of $348,881 and certain technology rights valued at $116,119	—	—	—	465,000	—	—	—	—	465,000
Loss for the period	—	—	—	—	—	—	(321,885)	—	(321,885)

Balance, December 31, 1999	2,032,864	—	—	465,126	—	—	(558,607)	—	1,939,383
Issuance of 150,000 shares for cash	—	—	—	1,500	—	—	—	—	1,500
Loss for the period	—	—	—	—	—	—	(241,691)	—	(241,691)

Balance, December 31, 2000	2,032,864	—	—	466,626	—	—	(800,298)	—	1,699,192
Issuance of 6,200,000 shares for cash	—	15,355,606	—	—	—	—	—	—	15,355,606
Loss for the period	—	—	—	—	—	—	(984,110)	—	(984,110)

Balance, December 31, 2001, carried forward	2,032,864	15,355,606	—	466,626	—	—	(1,784,408)	—	16,070,688

3

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to September 30, 2012

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Contributed surplus	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2001, brought forward	2,032,864	15,355,606	—	466,626	—	—	(1,784,408)	—	16,070,688
Issuance of 2,600,000 shares for cash	—	6,457,436	—	—	—	—	—	—	6,457,436
Loss for the period	—	—	—	—	—	—	(2,574,578)	—	(2,574,578)

Balance, December 31, 2002	2,032,864	21,813,042	—	466,626	—	—	(4,358,986)	—	19,953,546
Exercise of 3,833 stock options for cash	—	—	—	3,833	—	—	—	—	3,833
Compensation expense related to stock options	—	—	—	—	—	119,053	—	—	119,053
Loss for the period	—	—	—	—	—	—	(5,202,473)	—	(5,202,473)

Balance, December 31, 2003	2,032,864	21,813,042	—	470,459	—	119,053	(9,561,459)	—	14,873,959
Compensation expense related to stock options	—	—	—	—	—	951,775	—	—	951,775
Loss for the period	—	—	—	—	—	—	(8,071,717)	—	(8,071,717)

Balance, December 31, 2004	2,032,864	21,813,042	—	470,459	—	1,070,828	(17,633,176)	—	7,754,017
Compensation expense related to stock options	—	—	—	—	—	682,122	—	—	682,122
Loss for the period	—	—	—	—	—	—	(7,890,131)	—	(7,890,131)

Balance, December 31, 2005	2,032,864	21,813,042	—	470,459	—	1,752,950	(25,523,307)	—	546,008
Issuance of 320,000 Class B preference share warrants	—	—	—	—	515,206	—	—	—	515,206
Compensation expense related to stock options	—	—	—	—	—	828,668	—	—	828,668
Issuance of equity of subsidiary to non-controlling interests arising out of business combination	—	—	—	—	—	—	—	3,022,500	3,022,500
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(1,010,868)	(1,010,868)
Loss for the period	—	—	—	—	—	—	(14,022,500)	—	(14,022,500)

Balance, December 31, 2006, carried forward	2,032,864	21,813,042	—	470,459	515,206	2,581,618	(39,545,807)	2,011,632	(10,120,986)

4

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to September 30, 2012

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Contributed surplus	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2006 brought forward	2,032,864	21,813,042	—	470,459	515,206	2,581,618	(39,545,807)	2,011,632	(10,120,986)
Issuance of 1,630,762 Class B preference share warrants	—	—	—	—	2,629,471	—	—	—	2,629,471
Compensation expense related to stock options	—	—	—	—	—	154,916	—	—	154,916
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(1,428,495)	(1,428,495)
Loss for the period	—	—	—	—	—	—	(21,138,557)	—	(21,138,557)

Balance, December 31, 2007	2,032,864	21,813,042	—	470,459	3,144,677	2,736,534	(60,684,364)	583,137	(29,903,651)
Issuance of 2,000,000 Class B preference share warrants	—	—	—	—	2,771,779	—	—	—	2,771,779
Compensation expense related to stock options	—	—	—	—	—	25,883	—	—	25,883
Conversion of 2005, 2006 and 2007 convertible secured debentures to 30,024,064 Class B preference shares	—	49,871,425	—	—	—	—	—	—	49,871,425
Conversion of 2008 convertible secured debentures to 18,715,949 Class C preference shares	—	—	23,319,705	—	—	—	—	—	23,319,705

Balance carried forward	2,032,864	71,684,467	23,319,705	470,459	5,916,456	2,762,417	(60,684,364)	583,137	46,085,141

5

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to September 30, 2012

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Contributed surplus	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance brought forward	2,032,864	71,684,467	23,319,705	470,459	5,916,456	2,762,417	(60,684,364)	583,137	46,085,141
Exercise of 3,950,762 share warrants for 3,950,762 Class B preference shares	—	5,916,456	—	—	(5,916,456)	—	—	—	—
Issuance of 14,673,272 Class C preference shares for cash	—	—	19,183,657	—	—	—	—	—	19,183,657
Issuance of 366,832 Class C preference share warrants	—	—	—	—	399,847	—	—	—	399,847
Stock dividend issuance of 15,704,116 Class B preference shares	—	18,295,295	—	—	—	(2,762,417)	(15,532,878)	—	—
Compensation expense related to stock options	—	—	—	—	—	112,852	—	—	112,852
Exercise of 131,000 common share options for cash	—	—	—	7,200	—	—	—	—	7,200
Issuance of equity of subsidiary to non-controlling interests	—	—	—	—	—	—	—	33,147	33,147
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(1,062,450)	(1,062,450)
Loss for the period	—	—	—	—	—	—	(22,666,033)	—	(22,666,033)

Balance, December 31, 2008	2,032,864	95,896,218	42,503,362	477,659	399,847	112,852	(98,883,275)	(446,166)	42,093,361
Compensation expense related to stock options	—	—	—	—	—	64,569	—	—	64,569
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(336,405)	(336,405)
Loss for the period	—	—	—	—	—	—	(19,336,373)	—	(19,336,373)

Balance, December 31, 2009, carried forward	2,032,864	95,896,218	42,503,362	477,659	399,847	177,421	(118,219,648)	(782,571)	22,485,152

6

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to September 30, 2012

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Contributed surplus	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2009, brought forward	2,032,864	95,896,218	42,503,362	477,659	399,847	177,421	(118,219,648)	(782,571)	22,485,152
Compensation expense related to stock options	—	—	—	—	—	58,162	—	—	58,162
Exercise of 50,000 common share options for cash	—	—	—	2,000	—	—	—	—	2,000
Issuance of 364,964 Class C preference share warrants	—	—	—	—	59,781	—	—	—	59,781
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(270,638)	(270,638)
Loss for the period	—	—	—	—	—	—	(15,556,124)	—	(15,556,124)

Balance, December 31, 2010	2,032,864	95,896,218	42,503,362	479,659	459,628	235,583	(133,775,772)	(1,053,209)	6,778,333
Exercise of 325,650 common share options for cash	—	—	—	13,026	—	—	—	—	13,026
Issuance of 729,927 Class C preference shares	—	—	965,866	—	—	—	—	—	965,866
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(153,920)	(153,920)
Loss for the period	—	—	—	—	—	—	(8,884,915)	—	(8,884,915)

Balance, September 30, 2011	2,032,864	95,896,218	43,469,228	492,685	459,628	235,583	(142,660,687)	(1,207,129)	(1,281,610)
Share issuance cost adjustment:
Issuance of Class C preference shares	—	—	1,074	—	—	—	—	—	1,074
Non-controlling interest share of loss for the period	—	—	—	—	—	—	—	(47,462)	(47,462)
Loss for the period	—	—	—	—	—	—	(2,754,989)	—	(2,754,989)

Balance, December 31, 2011, carried forward	2,032,864	95,896,218	43,470,302	492,685	459,628	235,583	(145,415,676)	(1,254,591)	(4,082,987)

7

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Shareholders’ Equity (Deficiency) (continued)

(Expressed in Canadian dollars)

Period from December 13, 1996 (date of inception) to September 30, 2012

	Class A preference shares	Class B preference shares	Class C preference shares	Common shares	Warrants	Contributed surplus	Deficit accumulated during the development stage	Non- controlling interest	Total shareholders’ equity (deficiency)
Balance, December 31, 2011, brought forward	2,032,864	95,896,218	43,470,302	492,685	459,628	235,583	(145,415,676)	(1,254,591)	(4,082,987)
Stock options exercised	—	—	—	4,000	—	—	—	—	4,000
Issuance of Class D preference share warrants	—	—	—	—	8,423,391	—	—	—	8,423,391
Issuance of common shares to former non-controlling interest	—	—	—	—	—	—	(1,264,786)	1,264,786	—
Non-controlling interest share of loss for period	—	—	—	—	—	—	—	(10,195)	(10,195)
Loss for the period	—	—	—	—	—	—	(3,902,686)	—	(3,902,686))

Balance, September 30, 2012	$2,032,864	$95,896,218	$43,470,302	$496,685	$8,883,019	$235,583	$(150,583,148)	$—	$431,523

See accompanying notes to condensed consolidated interim financial statements.

8

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Condensed Consolidated Interim Statements of Cash Flows

(Expressed in Canadian dollars)

(Unaudited)

	Nine months ended September 30,		Period from December 13, 1996 (date of inception) to September 30,
	2012	2011	2012
Cash provided by (used in):

Operating activities:
Loss for the period	$(3,912,881)	$(9,038,835)	$(138,105,916)
Items not involving cash:
Amortization and depreciation	209,164	640,099	10,408,599
Amortization of deferred financing costs	295,737	86,242	716,742
Unrealized foreign exchange loss (gain)	(23,581)	(123,376)	1,149,994
In-process research and development written off	—	—	3,171,766
Forgiveness of convertible promissory note	—	—	(781,300)
Stock-based compensation	—	—	2,998,000
Interest and accretion	920,535	83,233	15,899,637
Change in non-cash operating working capital (note 15(a))	(423,035)	(200,403)	478,693
Change in deferred revenue	(6,549,649)	(1,091,608)	—

	(9,483,710)	(9,644,648)	(104,063,785)

Financing activities:
Repayment of obligations under capital leases	—	—	(1,743,071)
Repayment of convertible promissory note	—	—	(583,694)
Proceeds from issuance of share capital	—	—	44,746,857
Venture loan proceeds – Comerica	5,872,172		5,872,172
Venture loan repayments – GE Capital	(7,994,439)	(1,081,482)	(400,731)
Proceeds from warrants issued with venture loan, net of issuance costs	65,059	—	124,840
Proceeds from issuance of convertible notes and warrants and debentures, net of issuance costs	5,633,698	—	70,214,610
Issuance of Class C preference shares		965,865	—
Exercise of stock options	4,000	13,026	280,060
Proceeds from long-term and subordinated notes and warrants, net of issuance costs	4,835,858	—	5,543,958

	8,416,348	(102,591)	124,055,001

Investing activities:
Purchase of property and equipment	(63,501)	(51,040)	(8,135,115)
Purchase of intangible assets	(99,836)	(153,747)	(2,035,165)
Decrease (increase) in restricted cash	1,691	10,945	(235,440)
Proceeds from sale of property, plant and equipment	—	51,285	615,764

	(161,646)	(142,557)	(9,789,956)

Effects of exchange rate changes on cash and cash equivalents	(94,651)	583,573	(1,548,305)

Increase (decrease) in cash and cash equivalents	(1,323,659)	(9,306,223)	8,652,955
Cash and cash equivalents, beginning of period	9,976,614	22,176,780	—

Cash and cash equivalents, end of period	$8,652,955	$12,870,557	$8,652,955

See accompanying notes to condensed consolidated interim financial statements.

9

CYTOCHROMA CANADA INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to Condensed Consolidated Interim Financial Statements

(Expressed in Canadian dollars)

Nine months ended September 30, 2012 and 2011

(Unaudited)

1.	Business description:

Cytochroma Canada Inc. (the “Company”) is incorporated under the Canada Business Corporations Act. The principal business activity is the development and commercialization of innovative proprietary products for therapeutic applications in chronic kidney disease.

The Company has funded research and development activities through issuance of common shares, preference shares, venture loans, debentures, convertible notes, subordinated notes and licensing arrangements. The Company is considered to be in the development stage, as defined in Accounting Standards Codification Topic 915-10, Accounting and Reporting by Development Stage Enterprises, and expects to incur additional losses and require additional financial resources.

2.	Significant accounting policies:

(a)	Basis of presentation:

The condensed consolidated interim financial statements have been prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) as applicable to private companies and are expressed in Canadian dollars.

The condensed consolidated interim financial statements should be read in conjunction with the Company’s 2011 annual audited consolidated financial statements. These condensed consolidated interim financial statements have been prepared using the same accounting policies and methods of application as were applied from the 2011 annual consolidated financial statements.

(b)	Going concern:

The financial statements have been prepared on a going concern basis, which assumes the realization of assets and settlement of liabilities in the normal course of business. There is substantial doubt about the appropriateness of the use of the going concern assumption because the Company is in the development stage, has not established financing or a source of recurring revenue sufficient to cover its operating costs through to commercialization, and has incurred operating losses since inception, resulting in an accumulated deficit of $150,583,148 (December 31, 2011 - $145,415,676). The Company requires additional funds to continue planned research and development activities.

10

2.	Significant accounting policies (continued):

If the Company cannot raise sufficient financing in the near future on terms that would be acceptable to it, the Company will have to consider additional strategic alternatives which may include, among other strategies, the out-license of certain intangible assets, potential asset divestitures, wind up, dissolution or liquidation of the Company.

The Company has not realized commercial levels of product sales and does not expect to do so in the near future. The Company’s future operations are dependent on its ability to raise sufficient additional financing or licensing arrangements and on the success of its efforts to research and develop one or more of its products and on obtaining regulatory approvals and future product sales.

(c)	Recently issued accounting pronouncements:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of financial statements to understand the effect of those arrangements on its financial position, and to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under International Financial Reporting Standards (“IFRS”). The new standards are effective for annual periods beginning January 1, 2013, and interim periods within those annual periods. Retrospective application is required. The Company expects that the adoption of ASU 2011-11 in 2013 will not have a material impact on its condensed consolidated interim financial statements.

2.	Significant accounting policies (continued):

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220) - Presentation of Comprehensive Income. Under the ASU, an entity will have the option to present the components of net income and comprehensive income in either one or two consecutive financial statements. The ASU eliminates the option in U.S. GAAP to present other comprehensive income in the statement of changes in equity. An entity should apply the ASU retrospectively. For a non-public entity, the ASU is effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted: In December 2011, the FASB decided to defer the effective date of those changes in ASU 2011-05 that relate only to the presentation of reclassification adjustments in the statement of income by issuing ASU 2011-12, Comprehensive Income (Topic 220) - Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update 2011-05.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or U.S. GAAP. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS. A non-public entity is required to apply the ASU prospectively for annual periods beginning after December 15, 2011 and may elect to apply it in any interim financial statements after that date. The Company expects that the adoption of ASU 2011-04 in 2012 will not have material impact on its condensed consolidated interim financial statements and did not elect to apply it in these condensed consolidated interim financial statements.

3.	Accounts payable and accrued liabilities:

	September 30, 2012	December 31, 2011
Accrued payroll and related benefits	$86,696	$91,287
Other accrued expense	437,590	742,358
Accounts payable	1,202,354	1,034,501

	$1,726,640	$1,868,146

Included in accounts payable and accrued liabilities is accrued interest expense of $30,725 (U.S. $31,250) (December 31, 2011 - $83,195 (U.S. $79,369)).

4.	Convertible notes:

On January 31, 2012, the Company entered into a financing arrangement with certain shareholders to provide gross proceeds of a maximum of $7,500,000 through the issuance of three equal tranches of convertible notes (“Convertible Note Financing”), each tranche providing a maximum of $2,500,000. The participation of the note holders in the Convertible Note Financing is determined relative to the proportion of each of their preference shareholdings (“pro rata portion”). Gross proceeds from the Convertible Note Financing were $5,823,390, and were received on various dates between January 31 and March 29, 2012.

The notes bear interest at 12% per annum, compounded quarterly. The notes mature on the earlier of certain specified events including, among others, default under the convertible note agreement or other lending agreement, any adverse change to the financial condition or prospects of the Company as approved by a majority of the note holders, or on January 31, 2015.

4.	Convertible notes (continued):

Attached to the convertible notes issued as part of the Convertible Note Financing were two types of warrants described below:

(a)	New Money D Warrants:

In each of the tranches, note holders that purchased convertible notes equalling at least the full pro rata portion based on a maximum of $2,500,000 per tranche, received warrants to purchase Class D preference shares equal to the quotient of the amount invested by the note holders (the “quotient”) and $0.95, being the original issue price of Class D preference shares Those that purchased at least twice their full pro rata portion in each tranche received warrants to purchase Class D preference share warrants equal to 2.5 times the quotient. A cumulative total of 9,226,584 New Money D Warrants were issued.

(b)	Old Money D Warrants:

At the closing of the last tranche of the financing, each note holder that purchased convertible notes equalling their full pro rata portion in each of the tranches received additional warrants to purchase Class D preference shares. The number of warrants issued was equal to the total number of Class A, Class B, and Class C preference shares held on the closing date of the last tranche. Note holders who purchased convertible notes equalling at least 50% of their pro rata portion in each of the tranches received warrants equal to 50% of the total number of Class A, Class B and Class C preference shares held on the closing date of the last tranche. A cumulative total of 55,200,231 Old Money D Warrants were issued at the closing date of the last tranche on March 28, 2012.

Both the New Money D Warrants and the Old Money D Warrants are exercisable at $0.01 per share for every Class D preference share purchased.

4.	Convertible notes (continued):

Any note holder may elect to convert the sum of the principal plus accrued and unpaid interest of the note divided by $0.95 into Class D preference shares. The convertible notes will automatically convert to Class D preference shares, in a prescribed manner, in the event of the occurrence of any of the following events:

(1)	A Strategic Transaction which can be any of the following:

(i)	a merger, amalgamation, or other reorganization of the Company with or into another entity, or the acquisition of shares of the Company, involving greater than 25% of the shares of the Company calculated on a fully diluted basis, excluding a reverse takeover;

(ii)	the sale of all or substantially all of the assets of the Company;

(iii)	the disposition by sale, assignment or license of all or substantially all of the Company’s intellectual property; or

(iv)	the disposition by sale, assignment or license of any of the Company’s intellectual property in connection with a strategic investment that attributes a valuation of the Company that is greater than $93,000,000; or

Upon completion of a Strategic Transaction, the principal plus accrued but unpaid interest will automatically convert into Class D preference shares at a conversion price per share based on 75% of the lesser of the valuation attributed to the Company in connection with the Strategic Transaction and $93,000,000.

(2)	A Qualified Financing is defined as any equity financing of the Company subsequent to this transaction by new investors yielding minimum gross proceeds of $20,000,000, not including the conversion of the notes, of which the terms and conditions are approved by the preference shareholders of the Company.

4.	Convertible notes (continued):

Upon completion of a Qualified Financing, the principal plus accrued but unpaid interest will automatically convert into the shares issued in such financing as follows:

(i)	if such shares are a new class of preferred shares, the lesser of the price per share equal to 75% of the price paid for such new class of shares, and the price of such new class of shares based on a valuation of the Company of $93,000,000; and

(ii)	if such financing is in connection with a reverse takeover or an initial public offering, the lesser of 75% of the price per common share pursuant to such financing; and the price of the common shares based on a pre-money valuation of the Company of $93,000,000.

The Convertible Note Financing, together with the attached warrants was reflected as proceeds from financing in 2012. The proceeds were allocated to the notes and warrants on a relative fair value basis (note 7(c)). Costs incurred of $16,480 that were directly attributable to the issuance of the loan have been deferred and are being amortized over the term of the loan using the effective interest rate method.

5.	Subordinated notes:

Concurrent with the new venture loan arrangement discussed in note 6, on July 31, 2012, the Company entered into a financing arrangement with certain shareholders to provide gross proceeds of a maximum of $15,000,000 through the issuance of secured Subordinated Notes Financing in up to three closings. Gross proceeds of $5,000,000 were received on July 31, 2012 from the first tranche of the Subordinated Note Financing.

The notes bear interest at 20% per annum, compounded annually. The notes mature on the earlier of certain specified events including, among others, default under the Subordinated Note Financing agreement or other lending agreement, or any adverse change to the financial condition or prospects of the Company as approved by 66.67% of the note holders, or on January 31, 2015.

5.	Subordinated notes (continued):

Each note holder received warrants to purchase Class D preference shares equal to 2.5 times the principal amount of the note purchased at such closing for an aggregate price of $0.001. In addition, a certain note holder that provided the guarantee to the venture lender discussed in note 6 received 15,075,000 warrants to purchase Class D preference shares (equivalent to 1.5 times the U.S. $10,050,000 guaranteed) in consideration for said guarantee. Based on the above, 27,575,000 Class D share warrants were issued in aggregate on July 31, 2012.

The proceeds were allocated to the notes and warrants on a relative fair value basis (note 7(c)). The warrants issued as a result of the guarantee are considered as debt financing costs of the venture loan. Financing costs incurred of $1,513,175 were directly attributable to the issuance of the loan and were deferred and are being amortized over the term of the loan using the effective interest method.

Certain conditions were required to be met prior to or at the execution of the Subordinated Note Financing, which include, among others:

•	Repayment of the existing venture loan;

•

Receipt from a certain shareholder of the Company a guarantee for the Company’s obligations under the venture loan arrangement (note 6) up to a maximum aggregate amount of U.S. $10,000,000, plus any accrued and unpaid interest of up to U.S. $50,000; and

•	Receipt of a new venture loan facility for at least U.S. $10,000,000 and not more than U.S. $16,500,000 with the venture lender discussed in note 6 on terms satisfactory to certain shareholders.

Subsequent to September 2012, the Company issued additional subordinated notes to one of the participating shareholders under the subscription agreement (note 16(a)).

6.	Venture loan payable:

	September 30, 2012	December 31, 2011
Venture loan payable	$5,837,555	$7,994,442
Less current portion	1,966,400	4,520,000

	$3,871,155	$3,474,442

On September 24, 2010, Cytochroma Inc. entered into a loan agreement for gross proceeds of $10,256,000 (U.S. $10,000,000), bearing interest at 10.7% per annum. The term of the loan is 36 months with interest-only payments for the first nine months and principal is to be paid in 27 equal monthly payments in U.S. dollars.

On July 31, 2012, the Company repaid the existing venture loan in full, comprising principal of $5,200,222 (U.S. $5,185,185) plus unpaid interest of $48,025 (U.S. $47,886). Per the terms of the agreement, the Company made a payment of $5,767,580 (U.S. $5,750,902) to the lender on repayment, which comprised a final payment fee equal to 3% of the original principal equal to $300,870 (U.S. $300,000), the applicable prepayment premium of 4% of the outstanding principal equal to $208,008 (U.S. $207,407), and legal fees relating to the loan payout of $10,453 (U.S. $10,423). All security interests related to the loan held by the lenders were released and discharged on that date.

On July 31, 2012, the Company entered into a new venture loan arrangement, consisting of a term loan and a non-revolving facility. The term loan was for gross proceeds of $6,017,400 (U.S. $6,000,000), bearing interest at the U.S. Prime Reference Rate plus 3% per annum equivalent to 6.25% at July 31, 2012. The term of the loan is 30 months, and requires interest-only payments for the first six months and the principal to be repaid in equal monthly payments denominated in U.S. dollars in the following 24 months. In conjunction with the loan, the Company issued 252,632 Class D preference share warrants to the lender at an exercise price of $0.95 per share.

The portion of the term loan proceeds representing the fair value of the warrants was recorded, net of issue costs, as shareholders’ deficiency (note 7(c)).

6.	Venture loan payable (continued):

Costs incurred that were directly attributable to the issuance of the term loan were $79,291. These have been deferred and are being amortized over the term of the loan using the effective interest rate method.

Advances from the non-revolving facility can reach up to a maximum of $9,832,000 (U.S. $10,000,000) reduced by the amounts of the following, if not received: (a) an executed landlord waiver; (b) and an additional minimum contribution of $5,000,000 either from the second tranche of the Subordinated Note Financing or from investors acceptable to the lender. The maximum amount of the non-revolving facility available to the Company at September 30, 2012 was $3,895,922 (U.S. $3,962,492). Amounts borrowed from the non-revolving facility bear interest at the U.S. Prime Reference Rate plus 2% per annum, which was equivalent to 5.25% at September 30, 2012, and mature on January 31, 2015. Amounts borrowed from the non-revolving facility may be repaid at any time prior to the maturity date without penalty. No amounts have been borrowed from the non-revolving facility as at September 30, 2012.

Certain conditions were required to be met prior to or at the execution of the new venture loan arrangement which include, among others, the following:

•	Repayment of the existing venture loan;

•

Receipt from a certain shareholder of the Company of a guarantee for the Company’s obligations under the new venture loan arrangement up to a maximum aggregate amount of U.S. $10,000,000, plus any accrued and unpaid interest of up to U.S. $50,000;

•	Receipt of proceeds of not less than U.S. $4,800,000 from the first tranche of the Subordinated Note Financing; and

•

Receipt of subordination agreements from both holders of the convertible notes discussed in note 4(a) and holders of the notes discussed in note 4(a) that subordinate their security to the venture lender.

The Company has granted the venture lender security interest in all of its intellectual property, tangible property, and receivables.

6.	Venture loan payable (continued):

The loan agreement provides for certain restrictive covenants. The loan agreement requires the Company to:

•	Maintain a minimum cash balance of U.S. $3,000,000;

•	Receive at least U.S. $5,000,000 from investors acceptable to the lender prior to or on March 29, 2013; and

•	Receive at least an additional U.S. $2,500,000 from investors acceptable to the lender between March 29, 2013 and prior to October 30, 2013.

For the nine months ended September 2012, the Company has recognized interest expense of $68,291 (2011 - nil) relating to this loan.

Scheduled principal payments under the loan agreement are as follows:

	U.S. dollars	Cdn. dollars
2013	$2,750,000	$2,703,800
2014	3,000,000	2,949,600
2015	250,000	245,800

	$6,000,000	$5,899,200

The exchange rate at September 30, 2012 was 0.9832 Cdn. to $1 U.S.

The estimated amortization expense relating to the deferred financing costs over the remaining term of the venture loan is as follows:

Remainder of 2012	$7,503
2013	30,976
2014	33,002
2015	2,901

$74,382

7.	Shareholders’ equity (deficiency):

(a)	Authorized:

(i)	Class A, Class B, Class C and Class D preference shares:

On February 13, 2012, the Company was authorized by its shareholders to issue an unlimited number of a new class of equity, Class D preference shares, that were incorporated in Amended Articles dated July 31, 2012. Each Class D preference share is entitled to vote and shall be entitled to receive dividends at the rate of 8% per annum in priority to holders of all other share classes.

No Class D preference shares have been issued as of September 30, 2012. Subsequent to the period, share warrants attached to the subordinated notes were exercised for 29,252,000 Class D preference shares (note 16(b)).

On liquidation, holders of Class D preference shares are entitled to a payment of $1.90 per share, together with unpaid dividends, before any amounts are paid or assets are distributed to the holders of Class C preference shares. Further, on liquidation, following payments to all holders of Class D preference shares, the holders of the Class C preference shares are entitled to receive payment of $52,470,956 in aggregate before any amounts are paid or assets distributed to the holders of Class B preference shares. Thereafter, holders of Class B preference shares are entitled to receive the aggregate amount paid up, which is deemed to be equal to $80,000,000 plus unpaid dividends. After payment to the holders of the Class D preference shares, Class C preference shares and the Class B preference shares, the holders of Class A preference shares are entitled to their paid-up amounts equal to $2,100,000 plus any declared and unpaid dividends.

(ii)	Common shares:

Holders of common shares are entitled to one vote per share, and to receive dividends and, upon liquidation or dissolution, subject to prior claims of preference shareholders, are entitled to receive all assets available for distribution to common shareholders. The holders have no pre-emptive or other subscription rights and there are no redemption or sinking fund provisions with respect to such shares. Common shares are subordinate to the preference shares with respect to dividend rights and rights upon liquidation, winding up and dissolution of the Company.

7.	Shareholders’ equity (deficiency) (continued):

(b)	Issued:

	Class A preference shares		Class B preference shares		Class C preference shares		Common shares
	Number	Amount	Number	Amount	Number	Amount	Number	Amount
Balance, December 31, 2011	2,100,000	$2,032,864	58,478,942	$95,896,218	34,119,148	$43,470,302	1,860,483	$492,685
Common shares issued to former non-controlling interest	—	—	—	—	—	—	1,657,352	—
Options exercised	—	—	—	—	—	—	100,000	4,000

Balance, September 30, 2012	2,100,000	$2,032,864	58,478,942	$95,896,218	34,119,148	$43,470,302	3,617,835	$496,685

22

7.	Shareholders’ equity (deficiency) (continued):

(c)	Share purchase warrants:

	Number of warrants	Amount
Balance, December 31, 2011	731,796	$459,628
Issued with venture loan payable,net of issue costs of $878	252,632	65,059
Issued with convertible notes,net of issue costs of $173,212	64,426,815	5,144,249
Issued with subordinated notes,net of issue costs of $900,223	27,575,000	3,214,083

Balance, September 30, 2012	92,986,243	$8,883,019

The 731,796 warrants outstanding at December 31, 2011 entitle each holder to purchase Class C preference shares at $1.37 per share. Expiring on July 30, 2015 are 366,832 of these warrants, and the remaining 364,964 warrants will expire on September 24, 2020.

The warrants issued in conjunction with the Convertible Note Financing, the Subordinated Note Financing, and the
July 2012 venture loan, are Class D preference share warrants, which are exercisable at $0.01 per share, $0.001 aggregate price per investor, and $0.95 per share, respectively.

The warrants issued in conjunction with the convertible notes will expire on January 31, 2019; those issued in conjunction with the subordinated notes and venture loan will expire on July 31, 2019.

(c)	Stock-based compensation plan:

The Company has a stock option plan pursuant to which the Board of Directors may grant options to consultants, officers and employees. Stock options can be granted with an exercise price less than, equal to or greater than the stock’s fair market value at the date of grant, as determined by the Board of Directors.

Options granted vest in equal portions on the first, second and third anniversary date of granting and have a maximum term of five years from date of grant.

7.	Shareholders’ equity (deficiency) (continued):

The fair value of all the options granted in 2012 using the Black-Scholes option pricing model is nil. Compensation expense of nil was recorded during the nine months ended September 30, 2012 (2011 - nil) for options granted in prior periods that vested during the period.

Vested stock options may be exercised at any time prior to their expiry date.

	Nine months ended September 30,
	2012		2011
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price
Balance, December 31, 2011 and 2010	8,248,555	$0.04	9,495,455	$0.04
Granted	50,000	0.04	34,500	0.04
Expired, cancelledor forfeited	(301,250)	—	(927,917)	—
Exercised	(100,000)	0.04	(325,650)	0.04

Balance, September 30, 2012 and 2011	7,897,305	0.04	8,276,388	0.04

Exercisable, end of period	7,682,097	$0.04	7,658,133	$0.04

	As at September 30,
	2012			2011
Exercise price	Number of options outstanding	Weighted average remaining life (years)	Number of options exercisable	Number of options outstanding	Weighted average remaining life (years)	Number of options exercisable
$0.04	7,897,305	1.5	7,682,097	8,276,388	2.1	7,658,133

7.	Shareholders’ equity (deficiency) (continued):

A summary of the status of the Company’s non-vested options as of September 30, 2012, and changes during the nine months ended September 30, 2012 is presented below:

Balance, December 31, 2011	$564,256
Granted	50,000
Vested	(301,547)
Forfeited	(97,500)

Balance, September 30, 2012	$215,209

Since the Company’s shares are not publicly traded, expected volatility is estimated based on the average historical volatility of entities with publicly-traded shares that are considered to be similar. The significant assumptions used in determining the underlying fair value of the options granted in 2012 and 2011 at an exercise price of $0.04 per common share were as follows:

	Nine months ended September 30
	2012	2011
Risk-free interest rate	1.10%	2.40%
Estimated volatility	85%	143%
Expected life	5 years	5 years
Staff turnover	21.29%	20.28%

8.	Non-controlling interest:

On January 31, 2012, the Company exchanged shares of its subsidiary, Cytochroma Holdings ULC (“Holdco”) held by two minority shareholders (companies controlled by officers of the Company) for shares in the parent company, Cytochroma Canada Inc. (“Canco”). Upon exchange, the non-controlling interest of $1,264,786 was eliminated and recorded in accumulated deficit.

9.	Research and development:

Included in research and development expenses are projects that are in the clinical stage of development. These include CTA018 - Psoriasis, CTA018 - Injection - Chronic Kidney Disease, CTAP101 - Capsules - Chronic Kidney Disease, CTAP201 - Injection, and Fermagate. The first of these projects reached the clinical development stage in 2006, the second entered this stage in 2007, the third entered this stage in 2008 and the last was in the clinical stage when acquired in 2011. The Company separately tracks research and development project costs relating to programs after they reach the clinical stage of development. Cumulative research and development costs incurred on projects that have reached the clinical stage of development or beyond were as follows:

	As at September 30,
	2012	2011
CTA018:
Psoriasis	$7,915,747	$7,915,747
Injection - Chronic Kidney Disease	25,255,725	25,186,369
CTAP101 - Capsules - Chronic Kidney Disease	22,216,707	17,176,694
CTAP201 - Injection	6,153,647	6,153,647
Fermagate	252,894	9,555

10.	Investment tax credits:

The Company claims scientific research and experimental development (“SR&ED”) investment tax credits (“ITCs”) based on management’s interpretation of the provisions of the Income Tax Act (Canada). The claims prepared by management are subject to review by the Canada Revenue Agency and the relevant provincial ministries; as a result, reported amounts may change if any adjustments are required upon review.

Refundable ITCs claimed for the period related to SR&ED have been recognized in the condensed consolidated interim financial statements as reduction of income tax expenses of $727,157 (December 31, 2011 - $824,217) and a reduction of capital assets of nil (December 31, 2011 - nil). The cumulative total recognized but not yet received is reported as ITCs receivable in the amount of $1,412,849 (December 31, 2011 - $1,051,435).

11.	Related party transactions:

During the nine months ended September 30, 2012, the Company incurred $98,470 (2011 - $71,602) in consulting fees to certain shareholders of the Company. At September 30, 2012, the balance outstanding was $10,229 (December 31, 2011 - $15,343) and is included in accounts payable and accrued liabilities. These transactions are measured at the exchange amount, being the cash consideration paid or agreed to by the related parties.

Transaction with key management personnel:

Key management personnel compensation comprises:

	Nine months ended September 30,
	2012	2011
Short-term employee benefits	$828,767	$894,481

12.	Financial instruments:

Financial instruments consist of cash and cash equivalents, other assets, accounts payable and accrued liabilities, venture loan payable, convertible notes and subordinated notes. The Company is exposed to credit risk, liquidity risk, currency risk and interest rate risk, The Company has policies for managing these risks that are aligned to its capital management policy. There have been no material changes to the Company’s risk and risk management activities since December 31, 2011.

13.	Commitments:

The Company is party to various licensing arrangements, which requires it to pay royalties on related sales from products or sublicensing and annual maintenance fees. Royalties from product revenue range up to 15% of the related net revenue. Royalties from sublicensing revenue range up to 30% of related net revenue. No amounts were payable for 2011 or 2012.

Contractual commitments are as follows:

	Remainder of 2012	2013	2014
Contract research services	$773,273	$2,324,418	$1,167,436
Annual operating lease payments for office premises	101,793	210,408	73,752

	$875,066	$2,534,825	$1,241,188

The above amounts for research-related contracts include commitments for the remainder of 2012, 2013, and 2014 of U.S. $595,838, U.S. $2,192,810 and U.S. $1,187,384, respectively. The annual operating lease for office premises includes commitments for the remainder of 2012 and 2013 of U.S. $51,947, and U.S. $51,032, respectively. The Company has no asset retirement obligations.

14.	Out-licensing agreement:

Pursuant to a combined licensing and share purchase agreement (the “licensing and share purchase agreement”), the Company granted to a licensee an exclusive sublicense in certain territories for the development and commercialization of certain technologies related to CTA018 compound under development in exchange for an up-front license fee milestone and royalty payments. The costs to develop and to commercialize CTA018 were shared jointly by both the Company and the licensee. During the nine months ended September 30, 2012, the Company has recorded $49,161 (2011 - $166,285) of reimbursements from the licensee related to these shared costs, which were reflected as a reduction of the related costs.

The value of the sublicense, originally recorded at $13,515,147, was reflected as deferred revenue at the time the arrangement was entered into and was being recognized as revenue over a 60-month period, being the expected term of the Company’s development obligations under the agreement.

14.	Out-licensing agreement (continued):

On May 31, 2012, the licensee and the Company entered into an agreement to terminate the licensing and share purchase agreement. The deferred revenue that had not been amortized to income was immediately recognized as revenue, given the original payment was non-refundable. Total revenue recorded during the nine months ended September 30, 2012 related to this agreement was $6,549,649 (2011 - $1,091,608) and there will be no further cost sharing with the licensee.

15.	Condensed consolidated interim statements of cash flows:

(a)	Change in non-cash operating working capital:

	2012	2011
Other assets	$88,124	$691,317
Harmonized sales tax receivable	(28,422)	105,128
Investment tax credits receivable	(361,414)	(310,536)
Prepaid expenses	20,183	12,151
Accounts payable and accrued liabilities	(141,506)	(739,313)
Income taxes payable	—	40,850

	$(423,035)	$(200,403)

(b)	Supplemental cash flow information:

	2012	2011
Supplemental cash flow information:
Interest paid	$717,468	$788,939
Interest received	46,557	41,257
Refundable investment tax credits received in the year	365,743	373,952

16.	Subsequent events:

(a)	On January 3, 2013, the Company issued subordinated notes for proceeds of $838,500 in conjunction with the subordinated note financing discussed in note 5.

The holders of the notes received warrants to purchase Class D preference shares equal to 2.0 times the principal amount of the note purchased, or 1,677,000 warrants, for an aggregate price of $0.001.

Other than the warrant coverage discussed above, the terms of these notes are exactly the same as the subordinated notes issued in July 2012, as discussed in note 5.

The proceeds will be allocated to the notes and warrants on a relative fair value basis and any costs incurred that are directly attributable to their issuance will be deferred and amortized over the term of the loan using the effective interest method.

(b)	On January 3 and January 4, 2013, holders of subordinated notes exercised their share warrants to purchase a total of 29,252,000 Class D preference shares for an aggregate price of $0.001.

(c)	On January 8, 2013, the Company entered into a definitive agreement with OPKO Health, Inc. (NYSE:OPK) (“OPKO”), whereby the latter will acquire substantially all of the net assets of the Company for an upfront payment of U.S. $100,000,000 in the form of shares and additional future payments of up to a maximum of U.S. $190,000,000 contingent upon the achievement of certain milestones, in the form of shares or cash, at the option of the acquirer. The milestones are comprised of three development milestones followed by three sales milestones. The number of OPKO shares equivalent to U.S. $100,000,000 to be received by the Company was based on the 10-day volume-weighted-average-price (“VWAP”) through to January 7, 2013 of U.S. $4.874. Based on this price, the Company was to receive 20,517,030 OPKO shares upon closing of the acquisition.

As a pre-transaction step the Company formed Cytochroma Cayman Islands Ltd. (“Cayman Newco”) a wholly owned subsidiary of Cytochroma Inc.

(d)	On February 27, 2013, the Company repaid the existing venture loan in full comprising principal of $5,893,750 (USD $5,750,000) plus unpaid interest of $26,604 (USD $25,955). In addition, per the terms of the payout letter, $30,375 (inclusive of USD $ 15,000) to cover any additional obligations arising from corporate credit cards issued by the lender that were not paid when the corporate credit cards were terminated on February 21, 2013 and $48,811 (USD $47,621) for legal fees were also paid for a total payout of $5,999,540 (USD $ 5,838,576). All security interests related to the loan held by the lender were released and discharged on that date.

On the same date, the Company entered into a new loan arrangement with the lender consisting of a non-revolving facility for up to a maximum of $4,407,500 (U.S. $4,300,000) bearing interest at the U.S. Prime Reference Rate plus 2% per annum equivalent to 5.25% at February 27, 2013 with a maturity of December 31, 2013. Interest is payable on the first calendar day of each month. Of the total facility, $4,100,000 (U.S. $4,000,000) was advanced on February 27, 2013.

Certain conditions were required to be met prior to or at the execution of the new loan arrangement which include, among others, the following:

•	Payment of fees and bank expenses;

•	Evidence of discharge of all lien registrations of secured creditors;

•	Receipt from a certain shareholder of the Company of a guarantee for the all amounts owed by the Company under the new loan arrangement.

(e)	Beginning on February 27, 2013 the Company affected the following steps that led to the closing of the acquisition of substantially all of the Company’s net assets by OPKO Health, Inc. on March 4, 2013:

•

On February 27, 2013, Cytochroma Inc. (“Inc.”) contributed all its assets and liabilities, including intellectual property and tangible assets, and 100% of its ownership in Cytochroma Development Inc. to Caymanco in exchange for Caymanco shares.

•	On February 28, 2013, Inc. migrated to Alberta and converted to an Unlimited Liability Company wholly owned by Cytochroma Holdings ULC.

•	On March 1, 2013, Cytochroma Holdings ULC transferred 100% of its ownership in Proventiv Therapeutics, LLC (“Proventiv”) to Cytochroma ULC (formerly Inc.) in exchange for shares of the latter.

•

On March 4, 2013, Cytochroma ULC transferred 100% of its ownership in Caymanco and Proventiv to OPKO IP Holdings, Inc., an indirectly wholly-owned subsidiary of OPKO Health, Inc. in exchange for 20,517,030 OPKO shares. These are restricted shares under U.S. securities legislation and are nor freely tradable in the secondary market until September 4, 2013 (“Lock-up Period”).

(f)	Upon closing of the acquisition by OPKO, 11,969,603 Class D shares of the Company were issued upon the automatic conversion of the convertible notes held by certain shareholders of the Company. The amounts due under the convertible notes comprised of principal plus accrued and unpaid interest totaling $6,553,357 were fully discharged on that date and the note holders released their security interests pursuant to the notes.

Immediately on conversion, the convertible note holders exercised the share warrants for Class D shares at $0.01 per share that were issued in conjunction with the convertible notes. The Company issued 64,426,815 Class D preference shares and received proceeds of $644,268 from the exercise of the warrants.

(g)	On February 26, 2013, the holders of the subordinated notes agreed that the Company will repay all amounts due under the notes by way of delivery of OPKO shares. Per the agreement, the aggregate of principal, accrued and unpaid interest due the holders totaled $6,449,678. Based on the VWAP for the ten trading days immediately preceding February 27, 2013 of U.S. $6.93 (CAD $7.0922544), 909,397 OPKO shares were distributed to the subordinated note holders on March 28, 2013 as repayment on said notes. This $7.0922544 VWAP equivalent is used in other calculations related to the distribution of the OPKO shares to shareholders.

(h)	On March 28, 2013, the Company distributed to its shareholders a total of 6,762,559 OPKO shares equivalent to $49,786,385 as a reduction of stated capital of Class D shares and 12,224,834 OPKO shares equivalent to $90,000,000 in declared capital dividends based on $7.362, the value of each OPKO share on March 28, 2013 discounted by 5%, the applicable discount as these are not freely tradable until September 4, 2013.

A total of 1,268,990 OPKO shares with a value of $9,000,000 based on the $7.0922544 VWAP equivalent have been held back in order to be sold after the Lock-up Period to repay the new loan arrangement discussed in Note 16.d. and to pay for any remaining indebtedness to the lender and any additional expenses, as necessary.